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                                  INDUSTRIAL LEASE
                            [SINGLE TENANT - TRIPLE NET]

          This INDUSTRIAL LEASE ("Lease") is entered into as of the 27 day of May, 1999, by and between ZELMAN RENTON, LLC, a Delaware limited liability company ("Landlord"), and CUTTER & BUCK, INC., a Washington corporation ("Tenant").

          1. BASIC LEASE TERMS. For purposes of this Lease, the following terms have the following definitions and meanings:

               (a)  LANDLORD'S ADDRESS (For Notices):

                    c/o Zelman Development Co., 707 Wilshire Blvd., Suite 3036,
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                    Los Angeles, CA  90017            Attention:  Paul Casey
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               or such other place as Landlord may from time to time designate by notice to Tenant.

               (b)  TENANT'S ADDRESS (For Notices):

               Cutter & Buck, Inc., 2701 First Avenue, Suite 500, Seattle, Washington 98121
               Attention:  Vice President-Operations

               WITH A COPY TO: Cutter & Buck, Inc., 2701 First Avenue, Suite 500, Seattle, Washington 98121
               Attention:  Chief Financial Officer

               or such other place as Tenant may from time to time designate by notice to Landlord.

               (c) DEVELOPMENT: The parcel(s) of real property commonly known as Oakesdale Business Campus and located in the City of Renton (the "City"), County of King (the "County"), State of Washington ("State"), as shown on the site plan attached hereto as Exhibit "A-I".

               (d) PREMISES: That certain building (the "Building") located at 4001 Oakesdale Avenue SW, which Building will contain approximately 170,500 square feet. The Premises are more particularly depicted on the Site Plan shown on Exhibit "A-I" and the base specifications and plans for the Building are more particularly described on Exhibit "A-II."

               (e) TENANT'S PERCENTAGE: The square footage of the Building as compared to the square footage of all buildings in the Development. The square footage of the Building will be determined as described on Exhibit "B".

               (f)  TERM:  Seven (7) Lease Years and No Months.

               (g)  ESTIMATED COMMENCEMENT DATE:  November 1, 1999.

               (h)  ESTIMATED EXPIRATION DATE:  October 31, 2006.

               (i) COMMENCEMENT DATE: The date on which the Term of this Lease will commence as determined in accordance with the provisions of Exhibit "C".

               (j) INITIAL MONTHLY BASE RENT: $.3325 per square foot of the Building per month, plus an additional $.65 per square foot of office space within the Building per month, subject to adjustment as described on Exhibit "B" and as otherwise provided in this Lease. By way of example, if the Building contains 170,500 square feet, of which 6,000 square feet comprise office space, the Initial Monthly Base Rent shall be equal to the sum of (A) $.3325 X 170,500 (i.e., $56,691.25) plus (B) $.65 X 6,000 (i.e., $3,900.00), for a total Initial Monthly Base Rent of $60,591.25.

               (k)  SECURITY DEPOSIT:  None.

               (l) TENANT IMPROVEMENTS: All tenant improvements installed or to be installed by Landlord or Tenant within the Premises to prepare the Premises for occupancy pursuant to the terms of the Work Letter Agreement attached hereto as Exhibit "C".

               (m) PERMITTED USE: Labeling, distribution, light manufacturing and warehousing of non-Hazardous Materials and related office uses and no other use without the express written consent of Landlord, which consent Landlord may withhold in its reasonable discretion.

               (n)  BROKER(S):  Kidder, Mathews & Segner

               (o)  GUARANTOR(S):  None

               (p)  INTEREST RATE:  Ten percent (10%) per annum.

               (q) PARKING: Not less than One Hundred Fifty (150) unreserved, in-common spaces within 80 feet of the Building as provided in Paragraph 32 hereof.

               (r) EXHIBITS: A-I through H, inclusive, which Exhibits are attached to this Lease and incorporated herein by this reference.

               (s) ADDENDUM PARAGRAPHS: 41 through 44, inclusive, which Addendum Paragraphs are attached to this Lease and incorporated herein by this reference.

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          This Paragraph 1 represents a summary of the basic terms and definitions of this Lease. In the event of any inconsistency between the terms contained in this Paragraph 1 and any specific provision of this Lease, the terms of the more specific provision shall prevail.

          2.   PREMISES AND COMMON AREAS.

               (a) PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises as improved or to be improved with the Tenant Improvements described in the Work Letter Agreement, a copy of which is attached hereto as Exhibit "C".

               (b) MUTUAL COVENANTS. Landlord and Tenant agree that the letting and hiring of the Premises is upon and subject to the terms, covenants and conditions contained in this Lease and each party covenants as a material part of the consideration for this Lease to keep and perform their respective obligations under this Lease.

               (c) TENANT'S USE OF COMMON AREAS. During the Term of this Lease, Tenant shall have the nonexclusive right to use in common with Landlord and all persons, firms and corporations conducting business in the Development and their respective customers, guests, licensees, invitees, subtenants, employees and agents (collectively, "Development Occupants"), subject to the terms of this Lease, the Rules and Regulations referenced in Paragraph 28 below and all covenants, conditions and restrictions now or hereafter affecting the Development (provided Tenant's use of the Premises as contemplated herein is not materially and adversely impacted), the following common areas of the Development (collectively, the "Common Areas"): the parking facilities of the Development which serve the Building, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, and similar areas and facilities situated within the Development and appurtenant to the Building which are not reserved for the exclusive use of any Development Occupants. If Landlord hereafter grants reserved parking to any other Development Occupants, then Tenant may demand that Landlord grant to Tenant substantially similar reserved parking rights for the Premises and any other space leased by Tenant pursuant to this Lease.

               (d) LANDLORD'S RESERVATION OF RIGHTS. Provided Tenant's use of and access to the Premises is not interfered with in an unreasonable manner, Landlord reserves for itself and for all other owner(s) and operator(s) of the Common Areas and the balance of the Development, the right from time to time to: (i) make changes to the design and layout of the Development, including, without limitation, changes to buildings, driveways, entrances, loading and unloading areas, direction of traffic, landscaped areas and walkways, parking spaces and parking areas; and (ii) use or close temporarily the Common Areas, and/or other portions of the Development while engaged in making improvements, repairs or alterations to the Building, the Development, or any portion thereof.

          3. TERM. The term of this Lease ("Term") will be for the period designated in Subparagraph 1(f), commencing on the Commencement Date, and ending on the last day of the month in which the expiration of such period occurs, including any extensions of the Term pursuant to any provision of this Lease or written agreement of the parties. Notwithstanding the foregoing, if the Commencement Date falls on any day other than the first day of a calendar month then the Term of this Lease will be measured from the first day of the month following the month in which the Commencement Date occurs. Each consecutive twelve (12) month period of the Term of this Lease, commencing on the Commencement Date, will be referred to herein as a "Lease Year". Landlord's Notice of Lease Term Dates ("Notice"), in the form of Exhibit "D" attached hereto, will confirm the Commencement Date and the date upon which the Term of this Lease shall end, and will be delivered to Tenant after Landlord delivers possession of the Premises to Tenant and a punch-list has been prepared.

          4.   POSSESSION.

               (a) DELIVERY OF POSSESSION. Landlord agrees to deliver possession of the Premises to Tenant in accordance with the terms of the Work Letter Agreement attached hereto as Exhibit "C". Notwithstanding the foregoing and except as provided in Subparagraph 4(c) below, Landlord will not be obligated to deliver possession of the Premises to Tenant until Landlord has received from Tenant all of the following: (i) a copy of this Lease fully executed by Tenant; (ii) the first installment of Monthly Base Rent (subject to the provisions of Paragraph 42 of the Addendum attached hereto); (iii) executed copies of policies of insurance or certificates thereof as required under Paragraph 19 of this Lease; (iv) copies of all governmental permits and authorizations, if any, required in connection with Tenant's operation of its business within the Premises; and (v) if Tenant is a corporation or partnership, such evidence of due formation, valid existence and authority as Landlord may reasonably require, which may include, without limitation, a certificate of good standing, certificate of secretary, articles of incorporation, statement of partnership, or other similar documentation.

               (b) CONDITION OF PREMISES. Thirty (30) days following the Commencement Date and in accordance with the Work Letter Agreement attached hereto as Exhibit "C", Landlord and Tenant will jointly conduct a walk-through inspection of the Premises and will jointly prepare a punch-list ("Punch-List") of items required to be installed by Landlord under the Work Letter Agreement which require finishing or correction. The Punch-List will not include any items of damage to the Premises caused by Tenant's move-in or early entry, if permitted, which damage will be corrected or repaired by Landlord, at Tenant's expense or, at Landlord's election, by Tenant, at Tenant's expense. Other than latent defects of which Landlord is notified within one (1) year after the Commencement Date, Landlord's obligations under Paragraph 14 of this Lease, and the items specified in the Punch-List, by taking possession of the Premises, Tenant will be deemed to have accepted the Premises in its condition on the date of delivery of possession, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use and occupancy of the Premises and to have acknowledged that the Tenant Improvements have been installed as required by the Work Letter Agreement and that there are no additional items needing work or repair by Landlord. Landlord will cause all items in the Punch-List to be repaired or corrected within thirty (30) days following the preparation of the Punch-List or as soon as practicable after the preparation of the Punch-List. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Development or any portions thereof or with respect to the suitability of same for the conduct of Tenant's business.

               (c) EARLY ENTRY. Landlord agrees to provide Tenant with at least forty-five (45) days' prior written notice of the date ("Shell Delivery Date") on which the Building shell will be substantially complete. Tenant may elect to enter upon the Premises commencing on the Shell Delivery Date in order to install communications cable, fixtures and racking and the like, at Tenant's sole cost and expense (collectively, "Tenant's Work"). Any such entry by Tenant for the purpose of Tenant's Work will be subject to the following conditions: (i) Tenant, together with its employees, agents, independent contractors, suppliers and any other personnel under Tenant's control ("Tenant's Personnel") entering the Premises, will cooperate with Landlord and Landlord's general contractor; (ii) Tenant agrees that any such early entry is subject to all of the terms and conditions of the Lease except for those

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relating to the payment of Rent and other monetary obligations, which provisions will become applicable in accordance with the terms of this Lease;
(iii) Prior to any entry upon the Premises by Tenant or Tenant's Personnel, Tenant agrees to pay for and provide to Landlord certificates evidencing the existence and amounts of liability insurance carried by Tenant, which coverage must comply with the provisions of this Lease relating to insurance;
(iv) Tenant and Tenant's Personnel agree to comply with all applicable laws, regulations, permits and other approvals required to perform Tenant's Work or by the early entry on the Premises by Tenant and Tenant's Personnel; and (v) Tenant agrees to indemnify, protect, defend and save Landlord harmless from and against any and all liens, liabilities, losses, damages, costs, expenses, demands, actions, causes of action and claims (including, without limitation, attorneys' fees and legal costs) arising out of the early entry, use, construction, or occupancy of the Premises by Tenant or Tenant's Personnel. If, in Landlord's reasonable judgment, Tenant's Personnel and/or the work that is being performed by Tenant's Personnel interferes with Landlord's construction of the Tenant Improvements, or detrimentally affects Landlord's ability to comply with its commitments for completing its improvements on the Premises or cause labor difficulties, Landlord will have the right to order Tenant's early entry to cease in the event Tenant has not taken action to remedy such interference within forty-eight (48) hours following Landlord's notice to Tenant of the existence of the same, and if Landlord so requires in connection therewith because such items are interfering with Landlord's Work, Tenant agrees to cause Tenant's Personnel to remove all tools, equipment and materials from the Premises.

          5.   RENT.

               (a) MONTHLY BASE RENT. Tenant agrees to pay Landlord the Monthly Base Rent for the Premises (subject to adjustment as hereinafter provided) in advance on the first day of each calendar month during the Term without prior notice or demand, except that Tenant agrees to pay the Monthly Base Rent for the first month of the Term directly to Landlord concurrently with Tenant's delivery of the executed Lease to Landlord; provided, that payment of rent shall not commence prior to December 1, 1999. If the Term of this Lease commences or ends on a day other than the first day of a calendar month, then the rent for such period will be prorated in the proportion that the number of days this Lease is in effect during such period bears to the number of days in such month. All rent must be paid to Landlord, without any deduction or offset, in lawful money of the United States of America, at the address designated by Landlord or to such other person or at such other place as Landlord may from time to time designate in writing. Monthly Base Rent will be adjusted during the Term of this Lease as provided in Exhibit "B".

               (b) ADDITIONAL RENT. All amounts and charges to be paid by Tenant hereunder, including, without limitation, payments for Operating Expenses, real property taxes, insurance and repairs, will be considered additional rent for purposes of this Lease, and the word "rent" as used in this Lease will include all such additional rent unless the context specifically or clearly implies that only Monthly Base Rent is intended.

               (c) LATE PAYMENTS. Late payments of Monthly Base Rent and/or any item of additional rent will be subject to interest and a late charge as provided in Subparagraph 22(f) below.

          6.   OPERATING EXPENSES.

               (a) OPERATING EXPENSES. In addition to Monthly Base Rent, throughout the Term of this Lease, Tenant agrees to pay Landlord as additional rent in accordance with the terms of this Paragraph 6, Tenant's Percentage of Operating Expenses for the Development as defined in Exhibit "E" attached hereto.

               (b) ESTIMATE STATEMENT. Prior to the Commencement Date and on or about April 1st of each subsequent calendar year during the Term of this Lease, Landlord will endeavor to deliver to Tenant a statement ("Estimate Statement") wherein Landlord will estimate both the Operating Expenses and Tenant's Percentage of Operating Expenses for the then current calendar year. Tenant agrees to pay Landlord, as additional rent, one-twelfth (1/l2th) of the estimated Tenant's Percentage of Operating Expenses each month thereafter, beginning with the next installment of rent due, until such time as Landlord issues a revised Estimate Statement or the Estimate Statement for the succeeding calendar year; except that, concurrently with the regular monthly rent payment next due following the receipt of each such Estimate Statement, Tenant agrees to pay Landlord an amount equal to one monthly installment of the estimated Tenant's Percentage of Operating Expenses (less any applicable Operating Expenses already paid) multiplied by the number of months from January, in the current calendar year, to the month of such rent payment next due, all months inclusive. If at any time during the Term of this Lease, but not more often than quarterly, Landlord reasonably determines that Tenant's Percentage of Operating Expenses for the current calendar year will be greater than the amount set forth in the then current Estimate Statement, Landlord may issue a revised Estimate Statement and Tenant agrees to pay Landlord, within thirty (30) days of receipt of the revised Estimate Statement, the difference between the amount owed by Tenant under such revised Estimate Statement and the amount owed by Tenant under the original Estimate Statement for the portion of the then current calendar year which has expired. Thereafter Tenant agrees to pay Tenant's Percentage of Operating Expenses based on such revised Estimate Statement until Tenant receives the next calendar year's Estimate Statement or a new revised Estimate Statement for the current calendar year.

               (c) ACTUAL STATEMENT. By April 1st of each calendar year during the Term of this Lease, Landlord will also endeavor to deliver to Tenant a statement ("Actual Statement") which states the actual Operating Expenses for the preceding calendar year. If the Actual Statement reveals that Tenant's Percentage of the actual Operating Expenses is more than the total Additional Rent paid by Tenant for Operating Expenses on account of the preceding calendar year, Tenant agrees to pay Landlord the difference in a lump sum within thirty (30) days of receipt of the Actual Statement. If the Actual Statement reveals that Tenant's Percentage of the actual Operating Expenses is less than the Additional Rent paid by Tenant for Operating Expenses on account of the preceding calendar year, Landlord will credit any overpayment toward the next monthly installment(s) of Monthly Base Rent and Tenant's Percentage of the Operating Expenses due under this Lease.

               (d) MISCELLANEOUS. Any delay or failure by Landlord in delivering any Estimate Statement or Actual Statement pursuant to this Paragraph 6 will not constitute a waiver of its right to require an increase in additional rent nor will it relieve Tenant of its obligations pursuant to this Paragraph 6, except that Tenant will not be obligated to make any payments based on such Estimate Statement or Actual Statement until thirty
(30) days after receipt of such Estimate Statement or Actual Statement. Even though the Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Percentage of the actual Operating Expenses for the year in which this Lease terminates, Tenant agrees to promptly pay any increase due over the estimated expenses paid and, conversely, any overpayment made in the event said expenses decrease shall promptly be rebated by Landlord to Tenant. Such obligation will be a continuing one which will survive the expiration or termination of this Lease. Prior to the expiration or sooner termination of the Lease Term and Landlord's acceptance of Tenant's surrender of the Premises, Landlord will have the right to estimate the actual Operating Expenses for the then current Lease Year and to collect from Tenant prior to Tenant's surrender of the Premises, Tenant's Percentage of any excess of such actual Operating Expenses over the estimated Operating Expenses paid by Tenant in such Lease Year.

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               (e)  AUDIT RIGHT.  In the event of any dispute as to the
amount of Tenant's Percentage of Operating Expenses, Tenant or an accounting firm selected by Tenant and reasonably satisfactory to Landlord (billing hourly and not on a contingency fee basis) will have the right, by prior written notice ("Audit Notice") given within eighteen (18) months ("Audit Period") following receipt of an Actual Statement and at reasonable times during normal business hours, to audit Landlord's accounting records with respect to Operating Expenses relative to the year to which such Actual Statement relates at the offices of Landlord's property manager. In no event will Landlord or its property manager be required to (i) photocopy any accounting records or other items or contracts, (ii) create any ledgers or schedules not already in existence, (iii) incur any costs or expenses relative to such inspection, or (iv) perform any other tasks other than making available such accounting records as aforesaid. Tenant must pay its Percentage of Operating Expenses when due pursuant to the terms of this Lease and may not withhold payment of Operating Expenses or any other rent pending results of the audit or during a dispute regarding Operating Expenses. The audit must be completed within sixty (60) days of the date of Tenant's Audit Notice and the results of such audit shall be delivered to Landlord within ninety (90) days of the date of Tenant's Audit Notice. If Tenant does not comply with any of the aforementioned time frames, then such Actual Statement will be conclusively binding on Tenant. If such audit or review correctly reveals that Landlord has overcharged Tenant and Landlord agrees with the results of such audit, then within thirty (30) days after the results of such audit are made available to Landlord, Landlord agrees to reimburse Tenant the amount of such overcharge. If the audit reveals that Tenant was undercharged, then within thirty (30) days after the results of the audit are made available to Tenant, Tenant agrees to reimburse Landlord the amount of such undercharge. Tenant agrees to pay the cost of such audit, provided that if the audit reveals that Landlord's determination of Tenant's Percentage of Operating Expenses as set forth in the relevant Actual Statement was in error in Landlord's favor by more than five percent (5%) of the amount charged by Landlord to Tenant pursuant to such Actual Statement, then Landlord agrees to pay the reasonable, third-party cost of such audit incurred by Tenant. To the extent Landlord must pay the cost of such audit, such cost shall not exceed a reasonable hourly charge for a reasonable amount of hours spent by such third-party in connection with the audit, and in no event will exceed the amount of the error. Tenant agrees to keep the results of the audit confidential and will cause its agents, employees and contractors to keep such results confidential. To that end, Landlord may require Tenant and its auditor to execute a confidentiality agreement provided by Landlord.

          7.   SECURITY DEPOSIT.  N/A

          8.   USE.

               (a) TENANT'S USE OF THE PREMISES. The Premises may be used for the use or uses set forth in Subparagraph 1(m) only.

               (b) COMPLIANCE. At Tenant's sole cost and expense, Tenant agrees to procure, maintain and hold available for Landlord's inspection, all governmental licenses and permits required for the proper and lawful conduct of Tenant's business from the Premises, if any. Tenant agrees not to use, alter or occupy the Premises or allow the Premises to be used, altered or occupied in violation of, and Tenant, at its sole cost and expense, agrees to use and occupy the Premises and cause the Premises to be used and occupied in compliance with: (i) any and all laws, statutes, zoning restrictions, ordinances, rules, regulations, orders and rulings now or hereafter in force and any requirements of any insurer, insurance authority or duly constituted public authority having jurisdiction over the Premises now or hereafter in force, (ii) the requirements of the Board of Fire Underwriters and any other similar body, (iii) the Certificate of Occupancy issued for the Building, and
(iv) any recorded covenants, conditions and restrictions and similar regulatory agreements, if any, which affect the use, occupation or alteration of the Premises. Tenant agrees to comply with the Rules and Regulations referenced in Paragraph 28 below. Tenant agrees not to do or permit anything to be done in or about the Premises which will in any manner obstruct or interfere with the rights of other tenants or occupants of the Development, or injure or unreasonably annoy them, or use or allow the Premises to be used for any unlawful or unreasonably objectionable purpose. Tenant agrees not to cause, maintain or permit any nuisance or waste in, on, under or about the Premises. Notwithstanding anything contained in this Lease to the contrary, all transferable development rights related in any way to the Development are and will remain vested in Landlord, and Tenant hereby waives any rights thereto.

               (c) HAZARDOUS MATERIALS; TENANT. Except for ordinary and general office supplies, such as copier toner, liquid paper, glue, ink and common household cleaning materials and other supplies or materials (in customary amounts) necessary for the operation of Tenant's business (some or all of which may constitute "Hazardous Materials" as defined in this Lease), Tenant agrees not to cause or knowingly permit any Hazardous Materials to be brought upon, stored, used, handled, generated, released or disposed of on, in, under or about the Premises, the Building, the Development or any portion thereof by Tenant, its agents, employees, subtenants, assignees, licensees or contractors (collectively, "Tenant's Parties"), without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Concurrently with the execution of this Lease, Tenant agrees to complete and deliver to Landlord an Environmental Questionnaire in the form of Exhibit "H" attached hereto. Upon the expiration or earlier termination of this Lease, Tenant agrees to promptly remove from the Premises, at its sole cost and expense, any and all Hazardous Materials, including any equipment or systems containing Hazardous Materials which are installed, brought upon, stored, used, generated or released upon, in, under or about the Premises, the Building, the Development or any portion thereof by Tenant or any of Tenant's Parties. To the fullest extent permitted by law, Tenant agrees to promptly indemnify, protect, defend and hold harmless Landlord and Landlord's partners, officers, directors, employees, agents, successors and assigns (collectively, "Landlord Indemnified Parties") from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including, without limitation, clean-up, removal, remediation and restoration costs, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees and court costs) which arise directly or result directly from the release of Hazardous Materials on, in, under or about the Premises, the Building or any other portion of the Development and which are caused or knowingly permitted by Tenant or any of Tenant's Parties. Tenant agrees to promptly notify Landlord of any release of Hazardous Materials at the Premises, which Tenant becomes aware of during the Term of this Lease, whether caused by Tenant or any other persons or entities. In the event of any release of Hazardous Materials caused or permitted by Tenant or any of Tenant's Parties, Landlord shall have the right, but not the obligation, to cause Tenant to immediately take all steps Landlord deems necessary or appropriate to remediate such release and prevent any similar future release to the satisfaction of Landlord and Landlord's mortgagee(s). As used in this Lease, the term "Hazardous Materials" shall mean and include any hazardous or toxic materials, substances or wastes as now or hereafter designated under any law, statute, ordinance, rule, regulation, order or ruling of any agency of the State, the United States Government or any local governmental authority, including, without limitation, asbestos, petroleum, petroleum hydrocarbons and petroleum based products, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBs"), and freon and other chlorofluorocarbons. The term "Environmental Law" means any federal, state or local law, statute, ordinance, regulation or order pertaining to health, industrial hygiene, environmental conditions or Hazardous Materials. The provisions of this Subparagraph 8(c) will survive the expiration or earlier termination of this Lease.

               (d) HAZARDOUS MATERIALS; LANDLORD. Prospective Purchaser Consent Decree Re: Sternco Property, Renton, Washington (King County Cause No. 97-2-1-17988-2SEA) ("Consent Decree"), entered on July 22, 1997, pursuant to the

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Washington State Model Toxics Control Act (Chapter 70.105D RCW), requires
Landlord to complete the remediation of releases of certain Hazardous Materials at a site consisting of approximately 45 acres, and including the legal parcel on which the Premises are located. Landlord did not cause or contribute to the release or threatened release of Hazardous Materials that required remediation under the terms of the Decree. Landlord has completed all remediation activities required under the terms of the Decree at the legal parcel on which the Premises are located. Pursuant to the terms of the Decree, the Washington State Department of Ecology has certified in writing that all clean-up activities required under the terms of Decree at the legal parcel on which the Premises are located have been completed and that no further action is necessary under the terms of the Decree on such legal parcel, with the exception of continuing groundwater monitoring and maintenance of institutional controls, which Landlord shall undertake at Landlord's sole expense. The interest conveyed hereby is subject to the effect of a Restrictive Covenant recorded in the public land records as Document No. 97-2-17988-2SEA, in favor of, and enforceable by, the State of Washington. Landlord shall promptly protect, indemnify, defend and hold harmless Tenant and its directors, officers, employees, agents, parents, subsidiaries, successors and assigns ("Tenant Indemnified Parties") from and against any and all claims, judgments, suits, causes of action, penalties, fines, loss, damage, cost, expense or liability (including without limitation, clean-up, removal, remediation and restoration costs, sums paid in settlement of claims, consultant fees and expert fees, attorneys' fees and costs) arising directly out of, or resulting directly from, the presence at the Premises of Hazardous Materials on, in, under or about the Building or the Development prior to the date of this Lease or caused by Landlord or its agents, contractors or employees. Nothing in this indemnity shall require Landlord to protect, indemnify, defend or hold harmless Tenant or any Tenant Indemnified Parties from any loss, damage, cost, expense or liability (including reasonable attorneys' fees and costs) arising out of Tenant's release (or release by any of Tenant's Parties) of Hazardous Materials and/or Tenant's violation (or the violation by any of Tenant's Parties) of any Environmental Law. The provisions of this Subparagraph 8(d) shall survive expiration or earlier termination of this Lease.

          9. NOTICES. Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery (including delivery by overnight courier or an express mailing service) or by mail, if sent by registered or certified mail. Notices to Tenant shall be sufficient if delivered to Tenant at the address designated in Subparagraph 1(b) and notices to Landlord shall be sufficient if delivered to Landlord at the address designated in Subparagraph 1(a). Either party may specify a different address for notice purposes by written notice to the other, except that the Landlord may in any event use the Premises as Tenant's address for notice purposes.

          10. BROKERS. The parties acknowledge that the broker(s) who negotiated this Lease are stated in Subparagraph 1(n). Each party represents and warrants to the other, that, to its knowledge, no other broker, agent or finder (a) negotiated or was instrumental in negotiating or consummating this Lease on its behalf, and (b) is or might be entitled to a commission or compensation in connection with this Lease. Landlord and Tenant each agree to promptly indemnify, protect, defend and hold harmless the other from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including attorneys' fees and court costs) resulting from any breach by the indemnifying party of the foregoing representation, including, without limitation, any claims that may be asserted by any broker, agent or finder undisclosed by the indemnifying party. The foregoing mutual indemnity shall survive the expiration or earlier termination of this Lease.

          11.  SURRENDER; HOLDING OVER.

               (a) SURRENDER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not constitute a merger, and shall, at the option of Landlord, operate as an assignment to Landlord of any or all subleases or subtenancies. Upon the expiration or earlier termination of this Lease, Tenant agrees to peaceably surrender the Premises to Landlord broom clean and in a state of good order, repair and condition, ordinary wear and tear and casualty damage (if this Lease is terminated as a result thereof pursuant to Paragraph 20) excepted, together with all of Tenant's personal property and Alterations (as defined in Paragraph 13) removed from the Premises to the extent required under Paragraph 13 and all damage caused by such removal repaired as required by Paragraph 13. The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof alone will not be sufficient to constitute a termination of this Lease or a surrender of the Premises.

               (b) HOLDING OVER. Tenant will not be permitted to hold over possession of the Premises after the expiration or earlier termination of the Term. If Tenant holds over after the expiration or earlier termination of the Term, Landlord may, at its option, treat Tenant as a tenant at sufferance only, and such continued occupancy by Tenant shall be subject to all of the terms, covenants and conditions of this Lease, so far as applicable, except that the Monthly Base Rent for any such holdover period shall be equal to one hundred fifty percent (150%) of the Monthly Base Rent in effect under this Lease immediately prior to such holdover, prorated on a daily basis. Acceptance by Landlord of rent after such expiration or earlier termination will not result in a renewal of this Lease. The foregoing provisions of this Paragraph 11 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord under this Lease or as otherwise provided by law. If Tenant fails to surrender the Premises upon the expiration of this Lease in accordance with the terms of this Paragraph 11 despite demand to do so by Landlord, Tenant agrees to promptly indemnify, protect, defend and hold Landlord harmless from all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including attorneys' fees and costs), including, without limitation, costs and expenses incurred by Landlord in returning the Premises to the condition in which Tenant was to surrender it and claims made by any succeeding tenant founded on or resulting from Tenant's failure to surrender the Premises. The provisions of this Subparagraph 11(b) will survive the expiration or earlier termination of this Lease.

          12.  TAXES.

               (a) PAYMENT OF TAXES. If the Premises are separately assessed, Tenant agrees to pay all real property taxes, as defined in Paragraph 12(b) below, applicable to the Premises during the term of this Lease. All such payments shall be made at least ten (10) days prior to the due date of such payment. Tenant agrees to promptly furnish Landlord with satisfactory evidence that such real property taxes have been paid. If any such real property taxes paid by Tenant shall cover any period of time prior to or after the expiration of the term thereof, Tenant's share of such real property taxes is to be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Landlord will promptly reimburse Tenant to the extent required. If Tenant fails to pay any such real property taxes, Landlord will have the right to pay the same, in which case Tenant will repay such amount to Landlord with Tenant's next rent installment together with interest at the rate at the Interest Rate. In the event real property taxes are billed to Landlord, Tenant shall pay its pro rata share as determined in Paragraph 12(c) below of said taxes within thirty (30) days after billing by Landlord.

               (b) DEFINITION OF "REAL PROPERTY TAXES". As used herein, the term "real property taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on or with respect to the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises are a part, as against Landlord's right to rent or other income therefrom, and as against Landlord's business of leasing the Premises. Assessments and improvement bonds shall be amortized over the longest allowable period and Tenant shall be responsible for only those portions coming due during the Term of this Lease. The term "real property taxes" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge herein above included within the definition of "real property tax";
(ii) the nature of which was hereinabove included within the definition of "real property tax"; (iii) which is measured by or reasonably attributable to the cost or value of Tenant's equipment, fixtures or other property located on the Premises or Tenant's leasehold improvements made in or to the Premises, regardless of whether title to such improvements shall be in Landlord or Tenant (except to the extent covered b Subparagraph 12(d) below);
(iv) upon or measured by the rent payable hereunder; and (v) upon or with respect to the possession, leasing, operation, maintenance, management, repair, use or occupancy of the Premises or any portion thereof.

               (c) JOINT ASSESSMENT. If the Premises are not separately assessed, Tenant's liability shall be an equitable proportion of the real property taxes for all of the land and improvement included within the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

               (d) PERSONAL PROPERTY TAXES. Tenant agrees to pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. When possible, Tenant will cause said trade fixtures, furnishings, equipment and all other personal property !o be assessed and billed separately from the real property of Landlord. If any of Tenant's personal property is assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within thirty (30) days after receipt of a written statement setting forth the taxes applicable to Tenant's property.

          13. ALTERATIONS. After installation of the initial Tenant Improvements for the Premises pursuant to Exhibit "C", Tenant may, at its sole cost and expense, make alterations, additions, improvements, "Utility Installations" and decorations to the Premises (collectively, "Alterations") subject to and only upon the following terms and conditions:

               (a) PROHIBITED ALTERATIONS. Tenant may not make any Alterations which: (i) affect any area outside the Premises; (ii) affect the Building's structure, roof, equipment, services or systems, or the proper functioning thereof, or Landlord's access thereto; (iii) affect the outside appearance or character of the Building or affect the appearance, character or use of the Common Areas; (iv) in the reasonable opinion of Landlord, lessen the value of the Building; or (v) will violate any occupancy certificate applicable to the Premises. As used in this Paragraph 13, the term "Utility Installations" means carpeting, window coverings, air lines, power panels, electrical distribution systems, heating, ventilation and air conditioning systems, plumbing systems, fencing, landscaping, or gas lines.

               (b) LANDLORD'S APPROVAL. Before proceeding with any Alterations which are not prohibited in Subparagraph 13(a) above, Tenant must first obtain Landlord's written approval of the plans, specifications and working drawings for such Alterations, which approval Landlord will not unreasonably withhold or delay; provided, however, Landlord's prior approval will not be required for any such Alterations which are not prohibited by Subparagraph 13(a) above and which cost less than One Hundred Thousand Dollars ($100,000) per Lease Year as long as (i) Tenant delivers to Landlord notice and a copy of any final plans, specifications and working drawings for any such Alterations at least ten (10) days prior to commencement of the work thereof, and (ii) the other conditions of this Paragraph 13 are satisfied, including, without limitation, conforming to Landlord's rules, regulations and insurance requirements which govern contractors. Landlord's approval of plans, specifications and/or working drawings for Alterations will not create any responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with applicable permits, laws, rules and regulations of governmental agencies or authorities.

               (c) CONTRACTORS. Alterations may be made or installed only by contractors and subcontractors which have been approved by Landlord, which approval Landlord will not unreasonably withhold or delay. Before proceeding with any Alterations, Tenant agrees to provide Landlord with ten (10) days' prior written notice and Tenant's contractors must obtain and maintain, on behalf of Tenant and at Tenant's sole cost and expense, all necessary governmental permits and approvals for the commencement and completion of such Alterations. Throughout the performance of any Alterations, Tenant agrees to obtain, or cause its contractors to obtain, workers compensation insurance and general liability insurance in compliance with the provisions of Paragraph 19 of this Lease.

               (d) MANNER OF PERFORMANCE. All Alterations must be performed: (i) in accordance with the approved plans, specifications and working drawings; (ii) in a lien-free and first-class and workmanlike manner;
(iii) in compliance with all applicable permits, laws, statutes, ordinances, rules, regulations, orders and rulings now or hereafter in effect and imposed by any governmental agencies and authorities which assert jurisdiction; (iv) in such a manner so as not to interfere with the occupancy of any other tenant of the Development, nor impose any additional expense upon Landlord; and (v) at such times, in such manner, and subject to such rules and regulations as Landlord may from time to time reasonably designate.

               (e) OWNERSHIP. The Tenant Improvements and all Alterations will become the property of Landlord and will remain upon and be surrendered with the Premises at the end of the Term of this Lease; provided, however, Landlord may, by written notice delivered to Tenant concurrently with Landlord's approval of the final working drawings for any Alterations, identify those Alterations which Landlord will require Tenant to remove at the expiration or earlier termination of this Lease. Landlord may also require Tenant to remove Alterations which Landlord did not have the opportunity to approve as provided in this Paragraph 13. If Landlord requires Tenant to remove any Alterations, Tenant, at its sole cost and expense, agrees to remove the identified Alterations on or before the expiration or earlier termination of this Lease and repair any damage to the Premises caused by such removal (or, at Landlord's option, Tenant agrees to pay to Landlord all of Landlord's costs of such removal and repair).

               (f) PLAN REVIEW. Tenant agrees to pay Landlord, as additional rent, the reasonable costs of professional services and costs for general conditions of Landlord's third party consultants if utilized by Landlord (but not Landlord's "in-house" personnel) for review of all plans, specifications and working drawings for any Alterations, within thirty (30) days after Tenant's receipt of invoices either from Landlord or such consultants.

               (g) PERSONAL PROPERTY. All articles of personal property owned by Tenant or installed by Tenant at its expense in the Premises (including Tenant's business and trade fixtures, furniture, movable partitions and equipment [such as telephones, copy machines, computer terminals, refrigerators and facsimile machines]) will be and remain the property of Tenant, and must be removed by Tenant from the Premises, at Tenant's sole cost and expense, on or before the expiration or earlier termination of this Lease. Tenant agrees to repair any damage caused by such removal at its cost on or before the expiration or earlier termination of this Lease.

               (h) REMOVAL OF ALTERATIONS. If Tenant fails to remove by the expiration or earlier termination of this Lease all of its personal property, or any Alterations identified by Landlord for removal, Landlord may, at its option, treat such failure as a hold-over pursuant to Subparagraph 11(b) above, and/or Landlord may (without liability to Tenant for loss thereof) treat such personal property and/or Alterations as abandoned and, at Tenant's sole cost and expense, and in addition to Landlord's other rights and remedies under this Lease, at law or in equity: (a) remove and store such items; and/or (b) upon ten (10) days' prior notice to Tenant, sell, discard or otherwise dispose of all or any such items at private or public sale for such price as Landlord may obtain or by other commercially reasonable means. Tenant shall be liable for all costs of disposition of Tenant's abandoned property and Landlord shall have no liability to Tenant with respect to any such abandoned property. Landlord agrees to apply the proceeds of any sale of any such property to any amounts due to Landlord under this Lease from Tenant (including Landlord's attorneys' fees and other costs incurred in the removal, storage and/or sale of such items), with any remainder to be paid to Tenant.

          14.  REPAIRS.

               (a) TENANT'S OBLIGATIONS. Subject to Landlord's obligations under Subparagraph 14(c) below, Tenant agrees to keep in good order, condition and repair the Premises and every part thereof, including, without limiting the generality of the foregoing, all plumbing, heating, ventilation, air conditioning (notwithstanding the foregoing, Landlord shall procure and maintain, at Tenant's sole cost and expense, a heating, ventilation and air conditioning system maintenance contract and Tenant shall pay direct to Landlord's contractor the actual and reasonable costs incurred in connection therewith as additional rent under this Lease), electrical, lighting facilities and equipment within the Premises, fixtures, walls (interior only), ceilings, floors, windows, doors, plate glass and skylights located within the Premises, dock levelers, dock bumpers, truck doors, interior pest control, and signs located on the Premises. Tenant agrees to cause any mechanics' liens or other liens arising as a result of work performed by Tenant or at Tenant's direction to be eliminated as provided in Paragraph 15 below.

               (b) TENANT'S FAILURE TO REPAIR. If Tenant refuses or neglects to repair and maintain the Premises properly as required hereunder to the reasonable satisfaction of Landlord, Landlord, at any time following thirty (30) days from the date on which Landlord makes a written demand on Tenant to effect such repair and maintenance, may enter upon the Premises and make such repairs and/or maintenance, and upon completion thereof, Tenant agrees to pay to Landlord as additional rent, Landlord's costs for making such repairs plus an amount not to exceed ten percent (10%) of such costs for overhead, within thirty (30) days of receipt from Landlord of a written itemized bill therefor. Any amounts not reimbursed by Tenant within such thirty (30) day period will bear interest at the Interest Rate until paid by Tenant.

               (c) LANDLORD'S OBLIGATIONS. At Landlord's sole cost, Landlord shall maintain and repair the structural roof, foundation and the structural soundness of the exterior walls of the Building in good condition, ordinary wear and tear and damage by fire or casualty, excepted; provided, however, to the extent repairs to such items are required as a result of the negligent or intentionally willful acts or omissions of Tenant or its employees, agents, contractors or subtenants, such repairs plus an administration fee of ten percent (10%) shall be made by Landlord at the sole cost of Tenant. As part of Operating Expenses, Landlord shall be responsible for the landscaping, parking lot and driveway sweeping and repaving, exterior painting, and nonstructural roof. Except for the obligations of Landlord in this Paragraph 14 above, under Paragraph 20 relating to damage or destruction of the Premises, or under Paragraph 21 relating to eminent domain, it is intended by the parties that Landlord have no obligation of any kind whatsoever, (i) to repair or maintain the Premises or any portion thereof or any equipment therein, all of which obligations are intended to be Tenant's obligations, or (ii) to pay any other cost or expense whatsoever directly or indirectly relating to the ownership, management, lease, operation or use of the Premises. Except as expressly provided in this Lease, Tenant waives the right to make repairs at Landlord's expense under any law, statute, ordinance, rule, regulation, order or ruling.

               (d) SELF-HELP. Notwithstanding anything to the contrary contained in Paragraph 14(a) of this Lease, and in addition to any other available remedies, if Landlord fails to perform any obligation under this Lease which it is obligated to perform within the time periods set forth in Paragraph 23 of this Lease following receipt of written notice from Tenant, and if Landlord does not in good faith dispute that it is supposed to be performing such obligation but fails to diligently attempt to do so, then Tenant shall be permitted to perform such obligations on Landlord's behalf in the Premises, provided Tenant first delivers to Landlord an additional two
(2) business days prior written notice that Tenant will be performing such obligations, and provided Landlord fails to commence to perform such obligations within such additional two (2) business day period. If the obligations to be performed by Tenant will affect the structure of the Building or the Building's life safety, electrical, plumbing, HVAC or sprinkler systems, then Tenant shall use only those contractors used by Landlord in the Building for work thereon, provided Landlord notifies Tenant of the names of such contractors upon Tenant's request (unless such contractors are unwilling or unable to perform such work, in which event Tenant may utilize the services of any other qualified contractor approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed). All other contractors shall be subject to Landlord's reasonable approval, and Landlord agrees to approve or reject any contractor proposed to be used by Tenant within eight (8) business hours (i.e., between 8:00 a.m. and 6:00 p.m., Monday through Friday) of receipt of Tenant's second notice, provided that if a proposed contractor is licensed and bonded and all requisite permits have been obtained for the desired work, then Landlord agrees not to withhold its approval of the proposed contractor. Any work performed by or on behalf of Tenant shall be performed in accordance with provisions of clauses (ii), (iii) and (iv) of Paragraph 13(d) of this Lease. Landlord agrees to promptly reimburse Tenant following the receipt of a written statement of all reasonable and actual costs incurred by Tenant in performing such obligations on behalf of Landlord ("Costs"). If Landlord disputes Tenant's entitlement to some or all of the Costs and fails or refuses to reimburse such Costs to Tenant within thirty (30) days after Tenant's written demand therefor, then Tenant may deduct the Costs from rent due under this Lease after and only to the extent Tenant has been authorized to do so by the arbitrator pursuant to and in accordance with the terms of Paragraph 44 of the Addendum hereof.

          15. LIENS. Tenant agrees not to permit any mechanic's, materialmen's or other liens to be filed against all or any part of the Premises or the Development, nor against Tenant's leasehold interest in the Premises, by reason of or in connection with any repairs, alterations, improvements or other work contracted for or undertaken by Tenant or any other act or omission of Tenant or Tenant's agents, employees, contractors, licensees or invitees. At Landlord's request, Tenant agrees to provide Landlord with enforceable, conditional and final lien releases (or other evidence reasonably requested by Landlord to demonstrate protection from liens) from all persons furnishing labor and/or materials at the Premises. Landlord will have the right at all reasonable times to post on the Premises and record any notices of non-responsibility which it deems necessary for protection from such liens. If any such liens are filed, Tenant will, at its sole cost, promptly cause such liens to be released of record or bonded so that it no longer affects title to the Premises or the Development. If Tenant fails to cause any such liens to be so released or bonded within thirty (30) days after receiving notice of the filing thereof, such failure will be deemed a material breach by Tenant under this Lease without the benefit of any additional notice or cure period described in Paragraph 22 below, and Landlord may, without waiving its rights and remedies based on such breach, and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payment in satisfaction of the claims giving rise to such liens. Tenant agrees to pay to Landlord within thirty (30) days after receipt of invoice from Landlord, any sum paid by Landlord to remove such liens, together with interest at the Interest Rate from the date of such payment by Landlord.

          16. ENTRY BY LANDLORD. Landlord and its employees and agents will at all times (during normal business hours and after at least 48 hours prior written notice to Tenant, except in the case of emergency, in which event no prior notice to Tenant shall be required) have the right to enter the Premises to inspect the same, to show the Premises to prospective purchasers or, during the last 180 days of the Term, to tenants, to post notices of nonresponsibility, and/or to repair the Premises as permitted or required by this Lease. In exercising such entry rights, Landlord will endeavor to minimize, as reasonably practicable, the interference with Tenant's business, and will provide Tenant with reasonable advance notice of any such entry (except in emergency situations). Landlord may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed. Landlord will at all times have and retain a key with which to unlock all doors in the Premises, excluding Tenant's vaults and safes. Landlord will have the right to use any and all means which Landlord may reasonably deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, will not be construed or deemed to be a forcible or unlawful entry into the Premises, or an eviction of Tenant from the Premises.

          17. UTILITIES AND SERVICES. Tenant agrees to contract directly for and to pay for all water, gas, heat, light, power, telephone, waste/trash removal, sewer and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Tenant, Tenant agrees to pay a reasonable proportion to be determined by Landlord of all charges jointly metered with other Premises. Landlord will not be liable to Tenant for any failure to furnish any of the foregoing utilities and services if such failure is caused by all or any of the following: (i) accident, breakage or repairs; (ii) strikes, lockouts or other labor disturbance or labor dispute of any character; (iii) governmental regulation, moratorium or other governmental action or inaction; (iv) inability despite the exercise of reasonable diligence to obtain electricity, water or fuel; or (v) any other cause beyond Landlord's reasonable control. In addition, in the event of any stoppage or interruption of services or utilities, Tenant shall not be entitled to any abatement or reduction of rent (except as expressly provided in Subparagraphs 20(f) or 21(b) if such failure results from a damage or taking described therein), no eviction of Tenant will result from such failure and Tenant will not be relieved from the performance of any covenant or agreement in this Lease because of such failure. Notwithstanding anything in this Lease to the contrary, if, as a result of the negligent acts or omissions of Landlord or its agents, contractors or employees, for more than three (3) consecutive business days following written notice to Landlord, there is no elevator service to the Premises, or no HVAC or electricity to the Premises, or such an interruption of other essential utilities and building services, such as fire protection or water, so that any portion of the Premises cannot be and is not used by Tenant, in Tenant's judgment reasonably exercised, then Tenant's rent shall thereafter be abated until the Premises are again usable by Tenant in proportion to the extent to which Tenant's use of the Premises is interfered with; provided, however, that if Landlord is diligently pursuing the repair of such utilities or services and Landlord provides substitute services reasonably suitable for Tenant's purposes, as for example, bringing in portable air-conditioning equipment, then there shall not be an abatement of rent. This paragraph shall not apply in case of damage to, or destruction of, the Building, which shall be governed by a separate provision of this Lease. Notwithstanding the foregoing, Tenant may not abate rent if Landlord disputes Tenant's right to abate or the amount thereof until and only to the extent the arbitrator provides that Tenant may do so in accordance with and pursuant to the terms of Paragraph 44 hereof.

          18.  ASSUMPTION OF RISK AND INDEMNIFICATION.

               (a) ASSUMPTION OF RISK. Tenant, as a material part of the consideration to Landlord, hereby agrees that neither Landlord nor any Landlord Indemnified Parties (as defined in Subparagraph 8(c) above) will be liable to Tenant for, and Tenant expressly assumes the risk of and waives any and all claims it may have against Landlord or any Landlord Indemnified Parties with respect to, (i) any and all damage to property or injury to persons in, upon or about the Premises (except that resulting from the negligent or willful act or omission of Landlord or its employees, agents or contractors), (ii) any such damage caused by other tenants or persons in or about the Premises, or caused by quasi-public work, (iii) any loss of or damage to property by theft or otherwise, or (iv) any injury or damage to persons or property resulting from any casualty, explosion, falling plaster or other masonry or glass, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place, or resulting from dampness (except to the extent resulting from the negligent or willful act or omission of Landlord or its employees, agents or contractors). Notwithstanding anything to the contrary contained in this Lease, neither Landlord nor any Landlord Indemnified Parties will be liable for consequential damages arising out of any loss of the use of the Premises or any equipment or facilities therein by Tenant or any Tenant Parties.

               (b) INDEMNIFICATION. Tenant will be liable for, and agrees, to the maximum extent permissible under applicable law, to promptly indemnify, protect, defend and hold harmless Landlord and Landlord Indemnified Parties, from and against, any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs, including attorneys' fees and court costs (collectively, "Indemnified Claims"), arising or resulting from (i) any negligent act or omission of Tenant or any Tenant Parties (as defined in Subparagraph 8(c) above); (ii) the use of the Premises and conduct of Tenant's business by Tenant or any Tenant Parties, or any other activity, work or thing done, knowingly permitted or suffered by Tenant or any Tenant Parties, in or about the Premises; and/or (iii) any default by Tenant of any obligations on Tenant's part to be performed under the terms of this Lease. In case any action or proceeding is brought against Landlord or any Landlord Indemnified Parties by reason of any such Indemnified Claims, Tenant, upon notice from Landlord, agrees to promptly defend the same at Tenant's sole cost and expense by counsel approved in writing by Landlord, which approval Landlord will not unreasonably withhold.

               (c) SURVIVAL; NO RELEASE OF INSURERS. Tenant's indemnification obligations under Subparagraph 18(b) will survive the expiration or earlier termination of this Lease. Tenant's covenants, agreements and indemnification obligation in Subparagraphs 18(a) and 18(b) above, are not intended to and will not relieve any insurance carrier of its obligations under policies required to be carried by Tenant pursuant to the provisions of this Lease.

               (d) INDEMNITY BY LANDLORD. Notwithstanding anything to the contrary contained in Paragraph 18 of, or elsewhere in, this Lease, Tenant shall not be required to indemnify and hold Landlord harmless from any Indemnified Claims resulting from the negligence or willful misconduct of Landlord or Landlord's agents, employees or contractors (except for damage to Tenant's personal property, fixtures, furniture and equipment in the Premises, to the extent Tenant is required to obtain insurance coverage therefor pursuant to the terms of this Lease), and, subject to the limitations contained in (i) the second to the last sentence of Paragraph 18(a) of this Lease, and (ii) Paragraph 35 of this Lease, Landlord agrees to indemnify and hold Tenant harmless from and against any and all such Indemnified Claims and all Indemnified Claims arising or resulting from (i) any negligent act or omission of Landlord or its employees, agents or contractors, and/or (ii) any default by Landlord of any of its obligations under this Lease.

Landlord's indemnification obligations under this paragraph will survive the expiration or earlier termination of this Lease and are not intended to and will not relieve any insurance carrier of its obligations under policies required to be carried by Landlord and/or by Tenant pursuant to the provisions of this Lease.

          19.  INSURANCE.

               (a) TENANT'S INSURANCE. On or before the date Tenant is permitted any access to the Premises pursuant to this Lease (which may be prior to the Commencement Date), and continuing throughout the entire Term hereof and any other period of occupancy, Tenant agrees to keep in full force and effect, at its sole cost and expense, the following insurance:

                    (i) "All Risks" property insurance including at least the following perils: fire and extended coverage, smoke damage, vandalism, malicious mischief, and sprinkler leakage. This insurance policy must be upon all property owned by Tenant, for which Tenant is legally liable, or which is installed at Tenant's expense, and which is located in the Premises including, without limitation, any Alterations and all furniture, fittings, installations, fixtures and any other personal property of Tenant, in an amount not less than the full replacement cost thereof.

                    (ii) One (1) year insurance coverage for business interruption and loss of income and extra expense insuring the same perils described in Subparagraph 19(a)(i) above, in such amounts as will reimburse Tenant for any direct or indirect loss of earnings attributable to any such perils including prevention of access to the Premises, Tenant's parking areas or the Building as a result of any such perils.

                    (iii) Commercial General Liability Insurance (on an occurrence form) insuring bodily injury, personal injury and property damage including the following divisions and extensions of coverage: Premises and Operations; Owners and Contractors protective; blanket contractual liability (including coverage for Tenant's indemnity obligations under this Lease); and products and completed operations. Such insurance must have the following minimum limits of liability: bodily injury, personal injury and property damage - $5,000,000 each occurrence, provided that if liability coverage is provided by a Commercial General Liability policy the general aggregate limit shall apply separately and in total to this location only (per location general aggregate).

                    (iv) Comprehensive Automobile Liability insuring bodily injury and property damage arising from all owned, non-owned and hired vehicles, if any, with minimum limits of liability of $1,000,000 per accident.

                    (v) Worker's Compensation or similar insurance as required by the laws of the State.

                    (vi) Any other form or forms of insurance as Tenant or Landlord or any mortgagees of Landlord may reasonably require from time to time in form, in amounts, and for insurance risks against which, a prudent tenant would protect itself, but only to the extent coverage for such risks and amounts are available in the insurance market at commercially acceptable rates. Landlord makes no representation that the limits of liability required to be carried by Tenant under the terms of this Lease are adequate to protect Tenant's interests and Tenant should obtain such additional insurance or increased liability limits as Tenant deems appropriate.

               (b) SUPPLEMENTAL TENANT INSURANCE REQUIREMENTS. All policies must be in a form reasonably satisfactory to Landlord and issued by an insurer admitted to do business in the State. All policies must be issued by insurers with a minimum policyholder rating of "A-" and a financial rating of "VII" in the most recent version of Best's Key Rating Guide. All policies must contain a requirement to notify Landlord (and Landlord's property manager and any mortgagees or ground lessors of Landlord who are named as additional insureds, if any) in writing not less than thirty (30) days prior to any material change, reduction in coverage, cancellation or other termination thereof. Tenant agrees to deliver to Landlord, as soon as practicable after placing the required insurance, but in any event within the time frame specified in Subparagraph 19(a) above, certificate(s) of insurance evidencing the existence of such insurance and Tenant's compliance with the provisions of this Paragraph 19. Tenant agrees to cause replacement certificates to be delivered to Landlord not less than thirty (30) days prior to the expiration of any such policy or policies. If any such initial or replacement certificates are not furnished within the time(s) specified herein, Tenant will be deemed to be in material default under this Lease without the benefit of any additional notice or cure period provided in Subparagraph 22(a)(iii) below, and Landlord will have the right, but not the obligation, to procure such insurance as Landlord deems necessary to protect Landlord's interests at Tenant's expense. If Landlord obtains any insurance that is the responsibility of Tenant under this Paragraph 19, Landlord agrees to deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed and Tenant agrees to promptly reimburse Landlord for such costs as additional rent. General Liability and Automobile Liability policies under Subparagraphs 19(a)(iii) and (iv) must name Landlord and Landlord's property manager (and at Landlord's request, Landlord's mortgagees and ground lessors of which Tenant has been informed in writing) as additional insureds and must also contain a provision that the insurance afforded by such policy is primary insurance and any insurance carried by Landlord and Landlord's property manager or Landlord's mortgagees or ground lessors, if any, will be excess over and non-contributing with Tenant's insurance.

               (c) BUILDING INSURANCE. Landlord shall obtain, as an Operating Expense, a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, as the same may exist from time to time, but in no event less than the total amount required by lenders having liens on the Premises, against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, and special extended perils ("All Risk" as such term is used in the insurance industry), including twelve (12) months rent loss insurance. Landlord may also elect to insure the perils of flood and/or earthquake.
Said insurance shall provide for payment of loss to Landlord, or to the holders of mortgages or the beneficiaries under deeds of trust on the Premises. If such insurance coverage has a deductible clause, the deductible amount shall not exceed Ten Thousand ($10,000) per occurrence, and Tenant will be liable for such deductible and Tenant agrees to reimburse Landlord for the entire cost of such premiums within thirty (30) days after demand therefor by Landlord. If the Premises are part of a group of buildings owned by Landlord which are adjacent to the Premises, then Tenant shall pay for any increase in the property insurance of such other buildings if said increase is caused by Tenant's acts, omissions, use or occupancy of the Premises.

               (d) TENANT'S USE. Tenant will not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by any insurance policy periodically in force covering the Premises. If Tenant's occupancy or business in, or on, the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance periodically carried by Landlord with respect to the Building or results in the need for Landlord to maintain special or additional insurance, Tenant agrees to pay Landlord the cost of any such increase in premiums or special or additional coverage as additional rent within thirty (30) days after being billed therefor by Landlord. In determining whether increased premiums are a result of Tenant's use of the Premises, a schedule issued by the organization computing the insurance rate on the Building showing the various components of such rate, will be conclusive evidence of the several items and charges which make up such rate. Tenant agrees to promptly comply with all reasonable requirements of the insurance authority or any present or future insurer relating to the Premises.

               (e) CANCELLATION OF LANDLORD'S POLICIES. If any of Landlord's insurance policies are canceled or cancellation is threatened or the coverage reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Tenant or any assignee or subtenant of Tenant or by anyone Tenant permits on the Premises and, if Tenant fails to remedy the condition giving rise to such cancellation, threatened cancellation, reduction of coverage, threatened reduction of coverage, increase in premiums, or threatened increase in premiums, within forty-eight (48) hours after notice thereof, Tenant will be deemed to be in material default of this Lease and Landlord may, at its option, either terminate this Lease or enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay Landlord the reasonable costs of such remedy as additional rent. If Landlord is unable, or elects not to remedy such condition, then Landlord will have all of the remedies provided for in this Lease in the event of a default by Tenant.

               (f) WAIVER OF CLAIMS. Notwithstanding any provision of this Lease to the contrary, whenever (a) any loss, cost, damage or expense (collectively, "damage") resulting from fire, explosion or any other casualty is incurred by either Landlord or by Tenant or by anyone claiming by, through or under Landlord or Tenant in connection with the Premises, its contents, or the Development, and (b) such party is covered in whole or in part by insurance with respect to such damage or is required under this Lease to be so insured, then the party so insured (or so required) hereby waives (on its own behalf and on behalf of its insurer) any claims against and releases the other party from any liability said other party may have on account of such damage. The foregoing is not intended to release Tenant from liability for damage in connection with any such casualty up to the amount of the insurance deductible as described in Paragraph 19(c) above.

               (g) WAIVER OF WORKER'S COMPENSATION IMMUNITY. The indemnification obligations contained in this Lease shall not be limited by any worker's compensation, benefit or disability laws, and each indemnifying party hereby waives any immunity that said indemnifying party may have under the Industrial Insurance Act, Title 51 RCW and similar worker's compensation, benefit or disability laws.

               (h) PROVISIONS SPECIFICALLY NEGOTIATED. LANDLORD AND TENANT ACKNOWLEDGE BY THEIR EXECUTION OF THIS LEASE THAT EACH OF THE INDEMNIFICATION PROVISIONS OF THIS LEASE (SPECIFICALLY INCLUDING BUT NOT LIMITED TO THOSE RELATING OT WORKER'S COMPENSATION BENEFITS AND LAWS) WERE SPECIFICALLY NEGOTIATED AND AGREED TO BY LANDLORD AND TENANT.

          20.  DAMAGE OR DESTRUCTION.

               (a) PARTIAL DESTRUCTION. If the Premises are damaged by fire or other casualty to an extent not exceeding thirty-five percent (35%) of the full replacement cost thereof, and Landlord's contractor reasonably estimates in a writing delivered to Landlord and Tenant that the damage thereto may be repaired, reconstructed or restored to substantially its condition immediately prior to such damage within one hundred twenty (120) days from the date of such casualty, and Landlord will receive insurance proceeds sufficient to cover the costs of such repairs, reconstruction and restoration (including proceeds from Tenant and/or Tenant's insurance which Tenant is required to deliver to Landlord pursuant to Subparagraph 20(e) below to cover Tenant's obligation for the costs of repair, reconstruction and restoration of any portion of any Alterations for which Tenant is responsible under this Lease), then Landlord agrees to commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease will continue in full force and effect.

               (b) SUBSTANTIAL DESTRUCTION. Any damage or destruction to the Premises or the Building which Landlord is not obligated to repair pursuant to Subparagraph 20(a) above will be deemed a substantial destruction. In the event of a substantial destruction, Landlord may elect to either: (i) repair, reconstruct and restore the portion of the Premises damaged by such casualty, in which case this Lease will continue in full force and effect, subject to Tenant's termination right contained in Subparagraph 20(d) below; or (ii) terminate this Lease effective as of the date which is thirty (30) days after Tenant's receipt of Landlord's election to so terminate.

               (c) NOTICE. Under any of the conditions of Subparagraph 20(a) or (b) above, Landlord agrees to give written notice to Tenant of its intention to repair or terminate, as permitted in such paragraphs, within the earlier of forty-five (45) days after the occurrence of such casualty, or fifteen (15) days after Landlord's receipt of the estimate from Landlord's contractor (the applicable time period to be referred to herein as the "Notice Period").

               (d) TENANT'S TERMINATION RIGHTS. If Landlord elects to repair, reconstruct and restore pursuant to Subparagraph 20(b)(i) hereinabove, and if Landlord's contractor estimates that as a result of such damage, Tenant cannot be given reasonable use of and access to the Premises within two hundred ten (210) days after the date of such damage, then Tenant may terminate this Lease effective upon delivery of written notice to Landlord within ten (10) days after Landlord delivers notice to Tenant of its election to so repair, reconstruct or restore.

               (e) TENANT'S COSTS AND INSURANCE PROCEEDS. In the event of any damage or destruction of all or any part of the Premises, Tenant agrees to immediately (i) notify Landlord thereof, and (ii) deliver to Landlord all property insurance proceeds received by Tenant with respect to any Alterations, but excluding proceeds for Tenant's furniture, fixtures, equipment and other personal property, whether or not this Lease is terminated as permitted in this Paragraph 20, and Tenant hereby assigns to Landlord all rights to receive such insurance proceeds. If, for any reason (including Tenant's failure to obtain insurance for the full replacement cost of any Alterations from any and all casualties), Tenant fails to receive insurance proceeds covering the full replacement cost of any Alterations which are damaged, Tenant will be deemed to have self-insured the replacement cost of such items, and upon any damage or destruction thereto, Tenant agrees to immediately pay to Landlord the full replacement cost of such items, less any insurance proceeds actually received by Landlord from Landlord's or Tenant's insurance with respect to such items.

               (f) ABATEMENT OF RENT. In the event of any damage, repair, reconstruction and/or restoration described in this Paragraph 20, rent will be abated or reduced, as the case may be, in proportion to the degree to which Tenant's use of the Premises is impaired during such period of repair until such use is restored. Except for abatement of rent as provided hereinabove, Tenant will not be entitled to any compensation or damages for loss of, or interference with, Tenant's business or use or access of all or any part of the Premises or for lost profits or any other consequential damages of any kind or nature, which result from any such damage, repair, reconstruction or restoration.

               (g) INABILITY TO COMPLETE. Notwithstanding anything to the contrary contained in this Paragraph 20, if Landlord is obligated or elects to repair, reconstruct and/or restore the damaged portion of the Building or the Premises pursuant to Subparagraph 20(a) or 20(b)(i) above, but is delayed from completing such repair, reconstruction and/or restoration beyond the date which is sixty (60) days after the date estimated by Landlord's contractor for completion thereof by reason of any causes (other than delays caused by Tenant, its subtenants, employees, agents or contractors or delays which are beyond the reasonable control of Landlord as described in Paragraph
33), then either Landlord or Tenant may elect to terminate this Lease upon ten (10) days' prior written notice given to the other after the expiration of such sixty (60) day period.

               (h) DAMAGE NEAR END OF TERM. Landlord and Tenant shall each have the right to terminate this Lease if any material damage to the Building occurs during the last twelve (12) months of the Term of this Lease where Landlord's contractor estimates in a writing delivered to Landlord and Tenant that the repair, reconstruction or restoration of such damage cannot be completed within sixty (60) days after the date of such casualty. If either party desires to terminate this Lease under this Subparagraph (h), it shall provide written notice to the other party of such election within ten (10) days after receipt of Landlord's contractor's repair estimates.

               (i) WAIVER OF TERMINATION RIGHT. Landlord and Tenant agree that the foregoing provisions of this Paragraph 20 are to govern their respective rights and obligations in the event of any damage or destruction and supersede and are in lieu of the provisions of any applicable law, statute, ordinance, rule, regulation, order or ruling now or hereafter in force which provide remedies for damage or destruction of leased premises.

               (j) TERMINATION. Upon any termination of this Lease under any of the provisions of this Paragraph 20, the parties will be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have accrued and are unpaid as of the date of termination and matters which are to survive any termination of this Lease as provided in this Lease.

          21.  EMINENT DOMAIN.

               (a) SUBSTANTIAL TAKING. If the whole of the Premises or a material portion thereof or of the parking areas for the Premises is taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party will have the right to terminate this Lease effective as of the date possession is required to be surrendered to such authority. For purposes of the preceding sentence, a "material" portion of the Premises or of the parking areas for the Premises is deemed to be any portion without which Tenant can no longer viably operate its business in the Premises.

               (b) PARTIAL TAKING; ABATEMENT OF RENT. In the event of a taking of a portion of the Premises which does not constitute a material taking under Subparagraph 21(a) above, then, neither party will have the right to terminate this Lease and Landlord will thereafter proceed to make a functional unit of the remaining portion of the Premises (but only to the extent Landlord receives proceeds therefor from the condemning authority), and rent will be abated in proportion to percentage of parking or the floor area of the Premises which Tenant is deprived of on account of such taking; provided, however, there will be no abatement of rent if the only area taken is that which does not have a building or parking area used by Tenant located thereon.

               (c) CONDEMNATION AWARD. In connection with any taking of all or any portion of the Premises, Landlord will be entitled to receive the entire amount of any award which may be made or given in such taking or condemnation, without deduction or apportionment for any estate or interest of Tenant, it being expressly understood and agreed by Tenant that no portion of any such award will be allowed or paid to Tenant for any so-called bonus or excess value of this Lease, and such bonus or excess value will be the sole property of Landlord. Tenant agrees not to assert any claim against Landlord or the taking authority for any compensation because of such taking (including any claim for bonus or excess value of this Lease); provided, however, if any portion of the Premises is taken, Tenant will have the right to recover from the condemning authority (but not from Landlord) any compensation as may be separately awarded or recoverable by Tenant for the taking of Tenant's furniture, fixtures, equipment and other personal property within the Premises, for Tenant's relocation expenses, and for any other damage to Tenant's business by reason of such taking.

               (d) TEMPORARY TAKING. In the event of taking of the Premises or any part thereof for temporary use, (i) this Lease will remain unaffected thereby and rent will equitably abate for the duration of the taking, and
(ii) Landlord will be entitled to receive such portion or portions of any award made for such use with respect to the period of the taking, provided that if such taking remains in force at the expiration or earlier termination of this Lease, Tenant will then pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations under Paragraph 11 with respect to surrender of the Premises and upon such payment Tenant will be excused from such obligations. For purpose of this Subparagraph 21(d), a temporary taking shall be defined as a taking for a period of ninety (90) days or less.

          22.  DEFAULTS AND REMEDIES.

               (a) DEFAULTS. The occurrence of any one or more of the following events will be deemed a default by Tenant:

                    (i)    The abandonment of the Premises by Tenant.

                    (ii) The failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure continues for a period of ten
(10) days after written notice thereof from Landlord to Tenant.

                    (iii) The failure by Tenant to observe or perform any of the express covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subparagraph 22(a)(i) or (ii) above, where such failure continues for a period of thirty (30) days (or such shorter or longer period of time as may otherwise be specified in this Lease as to any particular provision hereof) after written notice thereof from Landlord to Tenant. If the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant will not be deemed to be in default if Tenant commences such cure within such thirty
(30) day period and thereafter diligently prosecutes such cure to completion.

                    (iv) (A) The making by Tenant of any general assignment for the benefit of creditors; (B) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days);
(C) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (D) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.

               (b) LANDLORD'S REMEDIES; TERMINATION. In the event of any default by Tenant, in addition to any other remedies available to Landlord at law or in equity under applicable law, Landlord will have the immediate right and option to terminate this Lease and all rights of Tenant hereunder. If Landlord elects to terminate this Lease then, to the extent permitted under applicable law, Landlord may recover from Tenant: (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rent loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rent loss that Tenant proves could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, results therefrom including, but not limited to: attorneys' fees and costs; brokers' commissions; the costs of refurbishment, alterations, renovation and repair of the Premises, and removal (including the repair of any damage caused by such removal) and storage (or disposal) of Tenant's personal property, equipment, fixtures, Alterations and any other items which Tenant is required under this Lease to remove but does not remove, as well as the unamortized value of any free or reduced rent or any tenant improvement allowance or other costs or economic concessions provided, paid, granted or incurred by Landlord pursuant to this Lease. The unamortized value of such concessions shall be determined by taking the total value of such concessions and multiplying such value by a fraction, the numerator of which is the number of months of the Lease Term not yet elapsed as of the date on which this Lease is terminated, and the denominator of which is the total number of months of the Lease Term.

               As used in Subparagraphs 22(b)(i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the Interest Rate. As used in Subparagraph 22(b)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

               (c) LANDLORD'S REMEDIES; RE-ENTRY RIGHTS. In the event of any default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord will also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere and/or disposed of at the sole cost and expense of and for the account of Tenant in accordance with the provisions of Subparagraph 13(h) of this Lease or any other procedures permitted by applicable law. No re-entry or taking possession of the Premises by Landlord pursuant to this Subparagraph 22(c) will be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

               (d) LANDLORD'S REMEDIES; RE-LETTING. In the event of the vacation or abandonment of the Premises by Tenant or in the event that Landlord elects to re-enter the Premises or takes possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease, Landlord may from time to time, without terminating this Lease, either recover all rent as it becomes due or relet the Premises or any part thereof on terms and conditions as Landlord in its reasonable discretion may deem advisable with the right to make alterations and repairs to the Premises in connection with such reletting. If Landlord elects to relet the Premises, then rents received by Landlord from such reletting will be applied: first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises incurred in connection with such reletting; fourth, to the payment of rent due and unpaid hereunder and the residue, if any, will be held by Landlord and applied to payment of future rent as the same may become due and payable hereunder. Should that portion of such rents received from such reletting during any month, which is applied to the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant agrees to pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency will be calculated and paid monthly.

               (e) LANDLORD'S REMEDIES; PERFORMANCE FOR TENANT. All covenants and agreements to be performed by Tenant under any of the terms of this Lease are to be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant fails to pay any sum of money owed to any party other than Landlord, for which it is liable under this Lease, or if Tenant fails to perform any other act on its part to be performed hereunder, and such failure continues for thirty (30) days after written notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from its obligations, but shall not be obligated to, make any such payment or perform any such other act to be made or performed by Tenant. Tenant agrees to reimburse Landlord upon demand for all sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the Interest Rate, from the date of such payment by Landlord until reimbursed by Tenant. This remedy shall be in addition to any other right or remedy of Landlord set forth in this Paragraph 22.

               (f) LATE PAYMENT. If Tenant fails to pay any installment of rent within five (5) days of when due or if Tenant fails to make any other payment for which Tenant is obligated under this Lease within five (5) days of when due, such late amount will accrue interest at the Interest Rate and Tenant agrees to pay Landlord as additional rent such interest on such amount from the date such amount becomes due until such amount is paid. In addition, Tenant agrees to pay to Landlord concurrently with such late payment amount, as additional rent, a late charge equal to five percent (5%) of the amount due to compensate Landlord for the extra costs Landlord will incur as a result of such late payment. The parties agree that (i) it would be impractical and extremely difficult to fix the actual damage Landlord will suffer in the event of Tenant's late payment, (ii) such interest and late charge represents a fair and reasonable estimate of the detriment that Landlord will suffer by reason of late payment by Tenant, and (iii) the payment of interest and late charges are distinct and separate in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of late charges is to compensate Landlord for Landlord's processing, administrative and other costs incurred by Landlord as a result of Tenant's delinquent payments. Acceptance of any such interest and late charge will not constitute a waiver of the Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord. If Tenant incurs a late charge more than three (3) times in any period of twelve (12) months during the Lease Term, then, notwithstanding that Tenant cures the late payments for which such late charges are imposed, Landlord will have the right to require Tenant thereafter to pay all installments of Monthly Base Rent quarterly in advance throughout the remainder of the Lease Term. Notwithstanding anything to the contrary in this subparagraph (f), with respect to the first delinquent installment of Monthly Base Rent in each Lease Year, no interest shall accrue and no late charge shall be payable provided that Tenant pays to Landlord such delinquent installment of Monthly Base Rent within five
(5) days after Landlord's delivery of written notice that such installment is past due.

               (g) RIGHTS AND REMEDIES CUMULATIVE. All rights, options and remedies of Landlord contained in this Lease will be construed and held to be cumulative, and no one of them will be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Lease. Nothing in this Paragraph 22 will be deemed to limit or otherwise affect Tenant's indemnification of Landlord pursuant to any provision of this Lease.

          23. LANDLORD'S DEFAULT. Landlord will not be in default in the performance of any obligation required to be performed by Landlord under this Lease unless Landlord fails to perform such obligation within thirty (30) days after the receipt of written notice from Tenant specifying in detail Landlord's failure to perform; provided however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord will not be deemed in default if it commences such performance within such thirty (30) day period and thereafter diligently pursues the same to completion. Upon any default by Landlord, Tenant may exercise any of its rights provided at law or in equity, subject to the limitations on liability set forth in Paragraph 35 of this Lease.

          24.  ASSIGNMENT AND SUBLETTING.

               (a) RESTRICTION ON TRANSFER. Except as expressly provided in this Paragraph 24, Tenant will not, either voluntarily or by operation of law, assign or encumber this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use or occupancy of the Premises by any party other than Tenant (any such assignment, encumbrance, sublease or the like will sometimes be referred to as a "Transfer"), without the prior written consent of Landlord, which consent Landlord will not unreasonably withhold.

               (b) CORPORATE AND PARTNERSHIP TRANSFERS. For purposes of this Paragraph 24, if Tenant is a corporation, partnership or other entity, any transfer, assignment, encumbrance or hypothecation of fifty percent (50%) or more (individually or in the aggregate) of any stock or other ownership interest in such entity, and/or any transfer, assignment, hypothecation or encumbrance of any controlling ownership or voting interest in such entity, will be deemed a Transfer and will be subject to all of the restrictions and provisions contained in this Paragraph 24. Notwithstanding the foregoing, the immediately preceding sentence will not apply to any transfers of stock of Tenant if Tenant is a publicly-held corporation and such stock is transferred publicly over a recognized security exchange or over-the-counter market.

               (c) PERMITTED CONTROLLED TRANSFERS. Notwithstanding the provisions of this Paragraph 24 to the contrary, Tenant may assign this Lease or sublet the Premises or any portion thereof ("Permitted Transfer"), without Landlord's consent, to any parent, subsidiary or affiliate entity which controls, is controlled by or is under common control with Tenant, or to any entity resulting from a merger or consolidation with Tenant, or to any person or entity which acquires substantially all the assets of Tenant's business as a going concern, provided that: (i) at least ten (10) days prior to such assignment or sublease, Tenant delivers to Landlord the financial statements and other financial and background information of the assignee or sublessee described in Subparagraph 24(d) below; (ii) if an assignment, the assignee assumes, in full, the obligations of Tenant under this Lease (or if a sublease, the sublessee of a portion of the Premises or Term assumes, in full, the obligations of Tenant with respect to such portion); (iii) the financial net worth of the assignee or sublessee immediately after the effective date of the proposed assignment or sublease is sufficient to fulfill the obligations imposed by the Transfer and this Lease; (iv) Tenant remains fully liable under this Lease; and (v) the use of the Premises under Paragraph 8 remains unchanged.

               (d) TRANSFER NOTICE. If Tenant desires to effect a Transfer, then at least fifteen (15) days prior to the date when Tenant desires the Transfer to be effective (the "Transfer Date"), Tenant agrees to give Landlord a notice (the "Transfer Notice"), stating the name, address and business of the proposed assignee, sublessee or other transferee (sometimes referred to hereinafter as "Transferee"), reasonable information (including references) concerning the character, ownership, and financial condition of the proposed Transferee, the Transfer Date, any ownership or commercial relationship between Tenant and the proposed Transferee, and the consideration and all other material terms and conditions of the proposed Transfer, all in such detail as Landlord may reasonably require. If Landlord reasonably requests additional detail, the Transfer Notice will not be deemed to have been received until Landlord receives such additional detail, and Landlord may withhold consent to any Transfer until such information is provided to it.

               (e) LANDLORD'S OPTIONS. Within ten (10) days of Landlord's receipt of any Transfer Notice, and any additional information requested by Landlord concerning the proposed Transferee's financial responsibility, Landlord will elect to do one of the following: (i) consent to the proposed Transfer; (ii) refuse such consent, which refusal shall be on reasonable grounds including, without limitation, those set forth in Subparagraph 24(f) below; or (iii) terminate this Lease and recapture the Premises for reletting by Landlord.

               (f) REASONABLE DISAPPROVAL. Landlord and Tenant hereby acknowledge that Landlord's disapproval of any proposed Transfer pursuant to Subparagraph 24(e) will be deemed reasonably withheld if based upon any reasonable factor, including, without limitation, any or all of the following factors: (i) the proposed Transferee is a governmental entity; (ii) the portion of the Premises to be sublet or assigned is irregular in shape with inadequate means of ingress and egress; (iii) the use of the Premises by the Transferee (A) is not permitted by the use provisions in Paragraph 8 hereof, or (B) poses a risk of increased liability to Landlord; (iv) the Transferee does not have the financial capability to fulfill the obligations imposed by the Transfer and this Lease, or (v) the Transferee poses a business or other economic risk which Landlord deems unacceptable.

               (g) ADDITIONAL CONDITIONS. A condition to Landlord's consent to any Transfer of this Lease will be the delivery to Landlord of a true copy of the fully executed instrument of assignment, sublease, transfer or hypothecation, and, in the case of an assignment, the delivery to Landlord of an agreement executed by the Transferee in form and substance reasonably satisfactory to Landlord, whereby the Transferee assumes and agrees to be bound by all of the terms and provisions of this Lease and to perform all of the obligations of Tenant hereunder. As a condition to Landlord's consent to any sublease, such sublease must provide that in the event of termination of this Lease for any reason, including without limitation a voluntary surrender by Tenant, or in the event of any reentry or repossession of the Premises by Landlord, Landlord may, at its option, either (i) terminate the sublease, or
(ii) take over all of the right, title and interest of Tenant, as sublessor, under such sublease, in which case such sublessee will attorn to Landlord, but that nevertheless Landlord will not (1) be liable for any previous act or omission of Tenant under such sublease, (2) be subject to any defense or offset previously accrued in favor of the sublessee against Tenant, or (3) be bound by any previous modification of any sublease made without Landlord's written consent, or by any previous prepayment by sublessee of more than one month's rent.

               (h) EXCESS RENT. If Landlord consents to any assignment of this Lease, Tenant agrees to pay to Landlord, as additional rent, fifty percent (50%) of all sums and other consideration payable to and for the benefit of Tenant by the assignee on account of the assignment, as and when such sums and other consideration are due and payable by the assignee to or for the benefit of Tenant (or, if Landlord so requires, and without any release of Tenant's liability for the same, Tenant agrees to instruct the assignee to pay such sums and other consideration directly to Landlord). If for any sublease, Tenant receives rent or other consideration, either initially or over the term of the sublease, in excess of the rent fairly allocable to the portion of the Premises which is subleased based on square footage, Tenant agrees to pay to Landlord as additional rent fifty percent (50%) of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt. In calculating excess rent or other consideration which may be payable to Landlord under this paragraph, Tenant will be entitled to deduct commercially reasonable third party brokerage commissions and attorneys' fees and other amounts reasonably and actually expended by Tenant in connection with such assignment or subletting if acceptable written evidence of such expenditures is provided to Landlord.

               (i) TERMINATION RIGHTS. If Tenant requests Landlord's consent to any assignment or subletting of all or substantially all of the Premises, Landlord will have the right, as provided in Subparagraph 24(e), to terminate this Lease effective as of the date Tenant proposes to sublet or assign. Landlord will exercise such termination right, if at all, by giving written notice to Tenant within ten (10) days of receipt by Landlord of the financial responsibility information required by this Paragraph 24. Tenant understands and acknowledges that the option, as provided in this Paragraph 24, to terminate this Lease rather than approve the subletting or assignment, is a material inducement for Landlord's agreeing to lease the Premises to Tenant upon the terms and conditions herein set forth.

               (j) NO RELEASE. No Transfer will release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. Landlord may require that, while Tenant is in default under this Lease, any Transferee remit directly to Landlord on a monthly basis, all monies due Tenant by said Transferee. However, the acceptance of rent by Landlord from any other person will not be deemed to be a waiver by Landlord of any provision hereof. Consent by Landlord to one Transfer will not be deemed consent to any subsequent Transfer. In the event of default by any Transferee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Transferee or successor. Landlord may consent to subsequent assignments of this Lease or sublettings or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions will not relieve Tenant of liability under this Lease.

               (k) ADMINISTRATIVE AND ATTORNEYS' FEES. If Tenant effects a Transfer or requests the consent of Landlord to any Transfer (whether or not such Transfer is consummated), then, upon demand, Tenant agrees to pay Landlord a non-refundable administrative fee of Two Hundred Fifty Dollars ($250.00), plus any reasonable attorneys' and paralegal fees (not to exceed $1,000 for each such Transfer) incurred by Landlord in connection with such Transfer or request for consent (whether attributable to Landlord's in-house attorneys or paralegals or otherwise). Acceptance of the Two Hundred Fifty Dollar ($250.00) administrative fee and/or reimbursement of Landlord's attorneys' and paralegal fees will in no event obligate Landlord to consent to any proposed Transfer.

          25. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee or beneficiary with a deed of trust encumbering the Premises, or any lessor of a ground or underlying lease with respect to the Premises, this Lease will be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Premises; and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed for which the Premises, or Landlord's interest and estate in any of said items, is specified as security; provided that Tenant receives a commercially reasonable non-disturbance agreement from the respective lessor, mortgagee or beneficiary. Notwithstanding the foregoing, Landlord reserves the right to subordinate any such ground leases or underlying leases or any such liens to this Lease. If any such ground lease or underlying lease terminates for any reason or any such mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, at the election of Landlord's successor in interest, Tenant agrees to attorn to and become the tenant of such successor in which event Tenant's right to possession of the Premises will not be disturbed as long as Tenant is not in default under this Lease. Tenant hereby waives its rights under any law which gives or purports to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event of any such foreclosure proceeding or sale. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form reasonably required by Landlord, any additional documents evidencing the priority or subordination of this Lease and Tenant's attornment agreement with respect to any such ground lease or underlying leases or the lien of any such mortgage or deed of trust. If Tenant fails to sign and return any such documents within ten (10) days of receipt, Tenant will be in default hereunder.

          26. ESTOPPEL CERTIFICATE. Within fifteen (15) days following any written request which Landlord may make from time to time, Tenant agrees to execute and deliver to Landlord a statement, in a form substantially similar to the form of Exhibit "F" attached hereto or as may reasonably be required by Landlord's lender, certifying: (i) the date of commencement of this Lease; (ii) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, and stating the date and nature of such modifications);
(iii) the date to which the rent and other sums payable under this Lease have been paid; (iv) that, to the best of Tenant's knowledge, there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (v) such other matters reasonably requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph 26 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Premises or any interest therein. Tenant's failure to deliver such statement within such time will be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one (1) month's rent has been paid in advance. Without limiting the foregoing, if Tenant fails to deliver any such statement within such fifteen (15) day period, Landlord may deliver to Tenant an additional request for such statement and Tenant's failure to deliver such statement to Landlord within five (5) days after delivery of such additional request will constitute a default under this Lease.

          27. EASEMENTS. Landlord reserves to itself the right, from time to time, to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably or materially interfere with the use of the Premises by Tenant. Tenant shall sign any of the aforementioned documents upon request of Landlord and failure to do so shall constitute a material breach of this Lease.

          28. RULES AND REGULATIONS. Tenant agrees to faithfully observe and comply with the "Rules and Regulations," a copy of which is attached hereto and incorporated herein by this reference as Exhibit "G", and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord.

          29. MODIFICATION AND CURE RIGHTS OF LANDLORD'S MORTGAGEES AND LESSORS. If, in connection with Landlord's obtaining or entering into any financing or ground lease affecting the Premises, the lender or ground lessor requests modifications to this Lease, Tenant, within twenty (20) days after request therefor, agrees to execute an amendment to this Lease incorporating such modifications, provided such modifications are acceptable to Tenant in the exercise of its reasonable discretion. In no event will Tenant be required to modify the Lease to increase the obligations of Tenant under this Lease or adversely affect the leasehold estate created by this Lease. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises or ground lessor of Landlord whose address has been furnished to Tenant, and Tenant agrees to offer such beneficiary, mortgagee or ground lessor the same opportunity to cure the default as is provided to Landlord under this Lease.

          30. DEFINITION OF LANDLORD. The term "Landlord," as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, means and includes only the owner or owners, at the time in question, of the fee title of the Premises or the lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfers of any such title (other than a transfer for security purposes only), Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) will be automatically relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, so long as the transferee assumes in writing all such covenants and obligations of Landlord arising after the date of such transfer. Landlord and Landlord's transferees and assignees have the absolute right to transfer all or any portion of their respective title and interest in the Premises, the Building, the Development and/or this Lease without the consent of Tenant, and such transfer or subsequent transfer will not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

          31. WAIVER. The waiver by either party of any breach of any term, covenant or condition herein contained will not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor will any custom or practice which may develop between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of either party to insist upon performance in strict accordance with said terms. The subsequent acceptance of rent or any other payment hereunder by Landlord will not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No acceptance by Landlord of a lesser sum than the basic rent and additional rent or other sum then due will be deemed to be other than on account of the earliest installment of such rent or other amount due, nor will any endorsement or statement on any check or any letter accompanying any check be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or other amount or pursue any other remedy provided in this Lease. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval will not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

          32. PARKING. So long as this Lease is in effect and provided Tenant is not in default hereunder, Landlord grants to Tenant and Tenant's customers, suppliers, employees and invitees ("Tenant's Authorized Users") a non-exclusive license to use up to the number of parking spaces designated in Paragraph 1(q) hereof in the designated parking areas in the Common Areas. All visitor parking will be on a non-exclusive, in common basis with all other visitors and guests of the Development. Tenant will not use or allow any of Tenant's Authorized Users to use any parking spaces which have been specifically assigned by Landlord for other uses such as visitor parking or which have been designated by any governmental entity as being restricted to certain uses. Landlord may assign any unreserved and unassigned parking spaces and/or make all or any portion of such spaces reserved, if Landlord reasonably determines that it is necessary for orderly and efficient parking or for any other reasonable reason. Tenant and Tenant's Authorized Users shall comply with all rules and regulations regarding parking set forth in Exhibit "G" attached hereto and Tenant agrees to cause its employees, subtenants, assignees, contractors, suppliers, customers and invitees to comply with such rules and regulations. Landlord reserves the right from time to time to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems reasonably necessary for the operation of the parking facilities. Subject to Tenant's compliance with laws, Landlord agrees that Tenant may park in the loading bay areas for the Premises which are not being used as loading bays during the Lease Term.

          33. FORCE MAJEURE. If either Landlord or Tenant is delayed, hindered in or prevented from the performance of any act required under this Lease by reason of strikes, lock-outs, labor troubles, inability to procure standard materials, failure of power, riots, civil unrest or insurrection, war, fire, earthquake, flood or other natural disaster, unusual and unforeseeable delay which results from an interruption of any public utilities (e.g., electricity, gas, water, telephone) or other unusual and unforeseeable delay not within the reasonable control of the party delayed in performing work or doing acts required under the provisions of this Lease (a "force majeure delay"), then performance of such act will be excused for the period of the delay and the period for the performance of any such act will be extended for a period equivalent to the period of such delay. Except with regard to the initial build-out of the Premises as contemplated in Exhibit "C", force majeure delays will also include restrictive governmental laws, regulations or orders or governmental action or inaction (including failure, refusal or delay in issuing permits, approvals and/or authorizations which is not the result of the action or inaction of the party claiming such delay). The provisions of this Paragraph 33 will not operate to excuse Tenant from prompt payment of rent or any other payments required under the provisions of this Lease.

          34. SIGNS. Subject to Tenant's compliance with the terms of this Paragraph 34, Tenant is hereby granted the right (i) to install on the Northeast corner of the Building one Tenant identification sign and (ii) to install one monument sign on the Premises and (iii) such other identification signs as Tenant may deem necessary for the operation of its business and which are approved by Landlord in advance in writing. Landlord and Tenant will mutually determine the exact locations on the Premises for Tenant's signs. Tenant agrees to have Landlord install and maintain Tenant's signs in such designated locations in accordance with this Paragraph 34 at Tenant's sole cost and expense. Tenant has no right to install Tenant identification signs in any other location in, on or about the Premises or the Development in any interior or exterior common areas. The size, design, color and other physical aspects of any and all permitted sign(s) will be subject to (i) Landlord's written approval prior to installation, which approval may be withheld in Landlord's reasonable discretion, (ii) any covenants, conditions or restrictions governing the Premises, and (iii) any applicable municipal or governmental permits and approvals. Tenant will be solely responsible for all costs for installation, maintenance, repair and removal of any Tenant identification sign(s). If Tenant fails to remove Tenant's sign(s) upon termination of this Lease and repair any damage caused by such removal, Landlord may do so at Tenant's sole cost and expense. Tenant agrees to reimburse Landlord for all costs incurred by Landlord to effect any installation, maintenance or removal on Tenant's account, which amount will be deemed additional rent, and may include, without limitation, all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and actual attorneys' fees with interest thereon at the Interest Rate from the date of Landlord's demand until paid by Tenant.

          35. LIMITATION ON LIABILITY. In consideration of the benefits accruing hereunder, Tenant on behalf of itself and all successors and assigns of Tenant covenants and agrees that, in the event of any actual or alleged failure, breach or default hereunder by Landlord: (a) tenant's recourse against Landlord for monetary damages will be limited to Landlord's interest in the Premises including, subject to the prior rights of any Mortgagee, Landlord's interest in the rents of the Premises and any insurance proceeds payable to Landlord; (b) except as may be necessary to secure jurisdiction of Landlord, no member or partner of Landlord shall be sued or named as a party in any suit or action and no service of process shall be made against any member or partner of Landlord; (c) no member or partner of Landlord shall be required to answer or otherwise plead to any service of process; (d) no judgment will be taken against any member or partner of Landlord and any judgment taken against any member or partner of Landlord may be vacated and set aside at any time after the fact; (e) no writ of execution will be levied against the assets of any member or partner of Landlord; (f) the obligations under this Lease do not constitute personal obligations of the individual members, partners, directors, officers or shareholders of Landlord, and Tenant shall not seek recourse against the individual members, partners, directors, officers or shareholders of Landlord or any of their personal assets for satisfaction of any liability in respect to this Lease; and (g) these covenants and agreements are enforceable both by Landlord and also by any member or partner of Landlord.

          36. FINANCIAL STATEMENTS. Prior to the execution of this Lease by Landlord and at any time during the Term of this Lease upon ten (10) days prior written notice from Landlord, Tenant agrees to provide Landlord with a current financial statement for Tenant and any guarantors of Tenant and financial statements for the two (2) years prior to the current financial statement year for Tenant and any guarantors of Tenant. Such statements are to be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, audited by an independent certified public accountant.

          37. QUIET ENJOYMENT. Landlord covenants and agrees with Tenant that upon Tenant paying the rent required under this Lease and paying all other charges and performing all of the covenants and provisions on Tenant's part to be observed and performed under this Lease, Tenant may peaceably and quietly have, hold and enjoy the Premises in accordance with this Lease without hindrance or molestation by Landlord or its agents.

          38. AUCTIONS. Tenant shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Landlord's prior written consent.

          39.  MISCELLANEOUS.

               (a) CONFLICT OF LAWS. This Lease shall be governed by and construed solely pursuant to the laws of the State, without giving effect to choice of law principles thereunder.

               (b) SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

               (c) PROFESSIONAL FEES AND COSTS. If either Landlord or Tenant should bring suit against the other with respect to this Lease, then all costs and expenses, including without limitation, actual professional fees and costs such as appraisers', accountants' and attorneys' fees and costs, incurred by the party which prevails in such action, whether by final judgment or out of court settlement, shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment. As used herein, attorneys' fees and costs shall include, without limitation, attorneys' fees, costs and expenses incurred in connection with any (i) postjudgment motions; (ii) contempt proceedings; (iii) garnishment, levy, and debtor and third party examination; (iv) discovery; and (v) bankruptcy litigation.

               (d) TERMS AND HEADINGS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

               (e) TIME. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

               (f) PRIOR AGREEMENT; AMENDMENTS. This Lease constitutes and is intended by the parties to be a final, complete and exclusive statement of their entire agreement with respect to the subject matter of this Lease.
This Lease supersedes any and all prior and contemporaneous agreements and understandings of any kind relating to the subject matter of this Lease. There are no other agreements, understandings, representations, warranties, or statements, either oral or in written form, concerning the subject matter of this Lease. No alteration, modification, amendment or interpretation of this Lease shall be binding on the parties unless contained in a writing which is signed by both parties.

               (g) SEPARABILITY. The provisions of this Lease shall be considered separable such that if any provision or part of this Lease is ever held to be invalid, void or illegal under any law or ruling, all remaining provisions of this Lease shall remain in full force and effect to the maximum extent permitted by law.

               (h) RECORDING. Neither Landlord nor Tenant shall record this Lease nor a short form memorandum thereof without the consent of the other.

               (i) COUNTERPARTS. This Lease may be executed in one or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement.

               (j) NONDISCLOSURE OF LEASE TERMS. Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of the terms could adversely affect the ability of Landlord to negotiate other leases and impair Landlord's relationship with other tenants. Accordingly, Tenant agrees that it, and its partners, officers, directors, employees, agents and attorneys, shall not intentionally and voluntarily disclose the terms and conditions of this Lease to any newspaper or other publication or any other tenant or apparent prospective tenant of the Building or other portion of the Development, or real estate agent, either directly or indirectly, without the prior written consent of Landlord, provided, however, that Tenant may disclose the terms to prospective subtenants or assignees under this Lease.

          40.  EXECUTION OF LEASE.

               (a) JOINT AND SEVERAL OBLIGATIONS. If more than one person executes this Lease as Tenant, their execution of this Lease will constitute their covenant and agreement that (i) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and (ii) the term "Tenant" as used in this Lease means and includes each of them jointly and severally. The act of or notice from, or notice or refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, will be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

               (b) TENANT AS CORPORATION OR PARTNERSHIP. If Tenant executes this Lease as a corporation or partnership, then Tenant and the persons executing this Lease on behalf of Tenant represent and warrant that such entity is duly qualified and in good standing to do business in California and that the individuals executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf, and in the case of a corporation, in accordance with a duly adopted resolution of the board of directors of Tenant, a copy of which is to be delivered to Landlord on execution hereof, if requested by Landlord, and in accordance with the by-laws of Tenant, and, in the case of a partnership, in accordance with the partnership agreement and the most current amendments thereto, if any, copies of which are to be delivered to Landlord on execution hereof, if requested by Landlord, and that this Lease is binding upon Tenant in accordance with its terms.

               (c) EXAMINATION OF LEASE. Submission of this instrument by Landlord to Tenant for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

          IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed by their duly authorized representatives as of the date first above written.

TENANT:                               LANDLORD:

CUTTER & BUCK, INC.,                  ZELMAN RENTON, LLC,
a Washington corporation              a Delaware limited liability company


By: /s/ Philip Davis                  By: Zelman Industrial Partners, Inc.,
    --------------------------------      a California corporation,
                                          Its:  Managing Member
    Print Name: Philip Davis
                --------------------
                                          By: /s/ Paul T. Casey
    Title: VP Operations                      -------------------------------
           -------------------------          Paul T. Casey
                                              Its: Vice President

STATE OF WASHINGTON           )
                              )  ss.
COUNTY OF KING                )

                I certify that I now or have satisfactory evidence that Philip Davis is the person who appeared before me, and said person acknowledged that he/she was authorized to execute the instrument and acknowledged it as the Vice President of Operations of Cutter and Buck to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

                                       Dated: May 27, 1999
                                              -----------------------------
----------------------------------------      /s/ Susan M. Cannon
                                              ---------------------------------
                                              Notary Public

                                              Print Name: Susan M. Cannon
                                                          ----------------------

                                              My commission expires    4/6/03
                                                                    ------------

----------------------------------------
(Use this space for notarial stamp/seal)




STATE OF WASHINGTON           )
                              )  ss.
COUNTY OF KING                )

                I certify that I now or have satisfactory evidence that Paul
T. Casey is the person who appeared before me, and said person acknowledged that he/she was authorized to execute the instrument and acknowledged it as the Vice President of Zelman Renton to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

                                       Dated: May 27, 1999
                                              -----------------------------
----------------------------------------      /s/ Susan M. Cannon
                                              ---------------------------------
                                              Notary Public

                                              Print Name: Susan M. Cannon
                                                          ----------------------

                                              My commission expires    4/6/03
                                                                    ------------

----------------------------------------
(Use this space for notarial stamp/seal)

                           ADDENDUM TO INDUSTRIAL LEASE

          THIS ADDENDUM TO INDUSTRIAL LEASE ("Addendum") is attached to and constitutes a part of that certain Industrial Lease [Single Tenant - Triple Net] between ZELMAN RENTON, LLC, a Delaware limited liability company ("Landlord"), and CUTTER & BUCK, INC., a Washington corporation ("Tenant"). Landlord and Tenant agree that, notwithstanding anything contained in the Lease to the contrary, the provisions set forth in this Addendum will be deemed to be a part of the Lease and will supersede any contrary provisions in the Lease and shall prevail and control for all purposes. All references in the Lease and in this Addendum to the defined term "Lease" are to be construed to mean the Lease as amended and supplemented by this Addendum. Capitalized terms which are not defined in this Addendum have the meanings given to them in the Lease. The paragraphs below are numbered consecutively with those of the Lease.

41.  OPTION TO EXTEND.

          (a) EXTENSION OPTION. Subject to the terms of this Paragraph 41 and Paragraph 43 below, Landlord hereby grants to Tenant the option (the "Extension Option") to extend the Term of this Lease with respect to the entire Premises for one (1) additional period of five (5) years (the "Option Term"), on the same terms, covenants and conditions as provided for in this Lease during the initial Lease Term, except that (i) Tenant shall have no further extension rights, and (ii) Monthly Base Rent shall be established based on the "fair market rental rate" for the Premises for the Option Term as defined and determined in accordance with the provisions of this Paragraph 41 below. As used in this Paragraph 41, the term "Premises" shall mean and refer to the Premises and, in the event Tenant exercises the Expansion Option (as defined in Paragraph 42 below), the Expansion Space (as defined in Paragraph 42 below).

          (b) EXERCISE OF EXTENSION OPTION. The Extension Option must be exercised, if at all, by written notice ("Extension Notice") delivered by Tenant to Landlord no later than the date which is two hundred ten (210) days, and no earlier than the date which is one (1) year prior to the expiration of the then current Term of this Lease.

          (c) FAIR MARKET RENTAL RATE. The term "fair market rental rate" as used in this Addendum shall mean the annual amount per rentable square foot, projected during the relevant period, that a willing, comparable, non-equity, renewal tenant (excluding sublease and assignment transactions) would pay, and a willing, comparable, institutional landlord of a comparable quality industrial building located in the Renton, Tukwila and North Kent, Washington area North of 212th Street ("Comparison Area") would accept, at arm's length (what Landlord is accepting in current transactions for other buildings within the Development may be considered), for space comparable in size and quality as the leased area at issue taking into account the age, quality and layout of the existing improvements in the leased area at issue and taking into account items that professional real estate brokers customarily consider, including, but not limited to, rental rates, industrial space availability, tenant size, tenant improvement allowances, parking, loading, power, ceiling height, sprinkler capacity, and any other economic matters then being charged by Landlord or the lessors of such similar industrial buildings. In no event will Monthly Base Rent decrease from that payable in the last year of the original Lease Term as a result of the fair market rental rate determination provided for in this Paragraph 41. In no event will any consideration be given, in the fair market rental rate determination, to any amounts to be paid by Tenant during the Option Term as repayment of the Above Standard Allowance described in Paragraph 5(b) of the Work Letter Agreement.

          (d) TENANT'S REVIEW PERIOD. Landlord's determination of fair market rental rate shall be delivered to Tenant in writing not later than thirty (30) days following Landlord's receipt of Tenant's Extension Notice. Tenant will have thirty (30) days ("Tenant's Review Period") after receipt of Landlord's notice of the fair market rental rate within which to accept such fair market rental rate or to object thereto in writing. Tenant's failure to object to the fair market rental rate submitted by Landlord in writing within Tenant's Review Period will conclusively be deemed Tenant's approval and acceptance thereof. If Tenant objects to the fair market rental rate submitted by Landlord within Tenant's Review Period, then Landlord and Tenant will attempt in good faith to agree upon such fair market rental rate using their best good faith efforts. If Landlord and Tenant fail to reach agreement on such fair market rental rate within fifteen (15) days following the expiration of Tenant's Review Period (the "Outside Agreement Date"), then each party's determination will be submitted to appraisal in accordance with the provisions below.

          (e)  APPRAISAL.

               (i) Landlord and Tenant shall each appoint one independent, unaffiliated real estate broker (referred to herein as an "appraiser" even though only a broker) who has been active over the five (5) year period ending on the date of such appointment in the leasing of industrial space in the Comparison Area. Each such appraiser will be appointed within thirty (30) days after the Outside Agreement Date.

               (ii)   The two (2) appraisers so appointed will within fifteen
(15) days of the date of the appointment of the last appointed appraiser agree upon and appoint a third appraiser who shall be qualified under the same criteria set forth herein above for qualification of the initial two (2) appraisers.

               (iii) The determination of the appraisers shall be limited solely to the issue of whether Landlord's or Tenant's last proposed (as of the Outside Agreement Date) new Monthly Base Rent for the Premises is the closest to the actual new Monthly Base Rent for the Premises as determined by the appraisers, taking into account the requirements of Paragraph 41(c) and this Paragraph 41(e) regarding same.

               (iv) The three (3) appraisers shall within thirty (30) days of the appointment of the third appraiser reach a decision as to whether the parties shall use Landlord's or Tenant's submitted new Monthly Base Rent, and shall notify Landlord and Tenant thereof.

               (v) The decision of the majority of the three (3) appraisers shall be binding upon Landlord and Tenant and neither party will have the right to reject the determination or undo the exercise of the Extension Option. The cost of each party's appraiser shall be the responsibility of the party selecting such appraiser, and the cost of the third appraiser (or arbitration, if necessary) shall be shared equally by Landlord and Tenant.

                                    ADDENDUM

               (vi) If either Landlord or Tenant fails to appoint an appraiser within the time period in Paragraph (e)(i) herein above, the appraiser appointed by one of them shall reach a decision, notify Landlord and Tenant thereof and such appraiser's decision shall be binding upon Landlord and Tenant and neither party will have the right to reject the determination or undo the exercise of the Extension Option.

               (vii) If the two (2) appraisers fail to agree upon and appoint a third appraiser, both appraisers shall be dismissed and the matter to be decided shall be forthwith submitted to binding arbitration under the provisions of the American Arbitration Association.

               (viii) In the event that the new Monthly Base Rent is not established prior to end of the initial Term of the Lease, the Monthly Base Rent immediately payable at the commencement of the Option Term shall be based on $0.40 per square foot of space then in the Premises (which rate shall not be considered a factor in determining the new Monthly Base Rent). Notwithstanding the above, once the fair market rental is determined in accordance with this section, the parties shall settle any under or overpayment on the next Monthly Base Rent payment date falling not less than thirty (30) days after such determination.

42. EXPANSION OPTION. Subject to the terms of this Paragraph 42 and Paragraph 43 below, Landlord hereby grants to Tenant a right to expand the Premises ("Expansion Option") to include not less than approximately 117,000 square feet (subject to reduction as provided in subparagraph (c) below) of contiguous space (as determined by Tenant in accordance with this Paragraph
42) located within a new building ("New Building") to be constructed within the Development, which New Building is to consist of approximately 234,000 square feet and is depicted on ADDENDUM SCHEDULE "1" attached hereto (the "Expansion Space").

          (a)  PROCEDURE FOR EXERCISE OF EXPANSION OPTION.

               (i) PROCEDURE FOR OFFER. Prior to November 1, 2000 (the "Expansion Expiration Date"), Tenant shall notify Landlord in writing of its desire to exercise its Expansion Option and how much space Tenant requires. If Tenant duly notifies Landlord of its desire to exercise its Expansion Option, Landlord shall notify Tenant (the "Expansion Offer Notice") of the precise area of the New Building in which the Expansion Space will be located. Landlord's Expansion Offer Notice shall also set forth the Expansion Space Rent (as that term is defined in Paragraph 42(d) below).

               (ii) PROCEDURE FOR ACCEPTANCE. After receipt of Landlord's Expansion Offer Notice, if Tenant thereafter wishes to exercise Tenant's Expansion Option with respect to the space described in Landlord's Expansion Offer Notice, then within ten (10) business days following delivery of Landlord's Expansion Offer Notice to Tenant, Tenant shall deliver written notice (the "Expansion Exercise Notice") to Landlord of Tenant's exercise of its Expansion Option setting forth the amount of the space described in Landlord's Expansion Offer Notice which, in accordance with the terms of this Paragraph 42, Tenant desires to lease. If Tenant does not send to Landlord the Expansion Exercise Notice within the ten (10) business day period, then Landlord shall be free to lease the space described in the Expansion Offer Notice to anyone to whom Landlord desires on any terms and conditions Landlord desires and Tenant shall have no further right to expand the Premises. Concurrently with its delivery of the Expansion Exercise Notice, Tenant shall deliver to Landlord current, certified financial statements of Tenant for Tenant's most recent two (2) fiscal years.

          (b) DELIVERY OF THE EXPANSION SPACE. In the event Tenant duly delivers the Expansion Exercise Notice, Landlord shall deliver the Expansion Space to Tenant on or after October 1, 2001 but before January 1, 2002 (which period shall be extended day for day by Force Majeure Delays and Tenant Delays [as such terms are defined in the Work Letter Agreement]).

          (c) COMPLETION OF NEW BUILDING; REDUCTION OPTION. Landlord may elect to complete the New Building on or before December 31, 2000. In the event Landlord makes such election, Tenant shall have the right to reduce the minimum size of the Expansion Space by increments of exactly ten percent (10%) (i.e., if the minimum Expansion Space is to consist of 104,000 square feet, Tenant may reduce the minimum size of the Expansion Space only by increments of 10,400 square feet) by providing Landlord with written notice ("Option Reduction Notice"), not later than ten (10) business days following Tenant's receipt of notice that Landlord has elected to complete the construction of the New Building on or before December 31, 2000, of Tenant's election to reduce the minimum size of the Expansion Space and specifying in increments of ten percent (10%) the square footage by which the minimum Expansion Space is to be reduced. If Tenant timely delivers the Option Reduction Notice, then within thirty (30) days thereafter, Landlord shall, at Landlord's election, pay Tenant or provide Tenant with a credit against Base Rent an amount equal to $25,000 for each increment of ten percent (10%) by which Tenant elected to reduce the square footage of the minimum Expansion Space.

          (d) EXPANSION SPACE RENT. The Base Rent payable by Tenant for the Expansion Space (the "Expansion Space Base Rent") shall be as follows:

                                                       Rate Per Square
             Months of Expansion                      Foot of Expansion
                  Space Term                          Premises Per Month
                  ----------                          ------------------
                   1  -  30                                 $.3350
                  31  -  60                                 $.3600
       61  -  Expiration of Initial Term                    $.3850

          Prior to the Expansion Commencement Date (as defined in Paragraph 42(f) below), Landlord will cause its architect to measure and certify in writing to Landlord the square footage of the Expansion Space, following which time the Expansion Space Base Rent and other figures based upon the square feet contained in the Expansion Space shall be determined in accordance with the rental rates set forth above. Except in the case of manifest error, the certification from Landlord's architect shall be binding upon Landlord and Tenant.

          (e) EARLY ENTRY. Landlord agrees to provide Tenant with at least forty-five (45) days' prior written notice of the date ("Expansion Delivery Date") on which the Expansion Building shell will be substantially complete. Tenant may elect to enter upon the Expansion Space commencing on the Expansion Delivery Date in order to install communications cabling, fixtures and racking and the like, at Tenant's sole cost and expense (collectively, "Tenant's Expansion Work"). Any such entry by Tenant for the purpose of Tenant's Expansion Work will be subject to all of the terms and conditions applicable to Tenant's early entry of the Premises pursuant to Paragraph 4(c) of the Lease.

                                    ADDENDUM

          (f)  EXPANSION SPACE TERM; RENT COMMENCEMENT; AMENDMENT TO LEASE.

               (i) TERM. Tenant shall commence payment of Expansion Space Base Rent and the term of Tenant's leasing of the Expansion Space shall commence upon substantial completion by Landlord of the shell Expansion Space containing (a proportionate share where applicable of ) the base specifications set forth in Exhibit "A-II" attached to the Lease (the "Expansion Commencement Date") and shall expire concurrently with the expiration of the initial Term for the initial Premises; provided, however, that the Expansion Commencement Date shall not be deemed to have occurred, and Tenant shall have no right or obligation to occupy the Expansion Space, prior to October 1, 2001, unless otherwise agreed to by Landlord and Tenant in writing. Notwithstanding the foregoing, in the event (A) Landlord has elected to complete construction of the New Building on or before December 31, 2000, and (B) Tenant will occupy more than fifty percent (50%) but less than seventy percent (70%) of the New Building, then Tenant shall be required to pay (but shall not be entitled to occupy any portion of the Expansion Space until the Expansion Commencement Date) Expansion Space Base Rent with respect to that portion of the Expansion Space in excess of fifty percent (50%) of the New Building commencing on the date on which Landlord obtains a temporary certificate of occupancy or other required equivalent approval from the local governmental authority permitting occupancy of the New Building notwithstanding that the Expansion Commencement Date shall not be deemed to have occurred. If Tenant elects to occupy more than 70% of the New Building, Landlord shall not be permitted to charge any rent in connection therewith prior to October 1, 2001.

               (ii) IN GENERAL. If Tenant timely exercises Tenant's right to lease the Expansion Space as set forth herein, Landlord and Tenant shall within thirty (30) days thereafter execute an amendment to this Lease (the "New Building Amendment") for such Expansion Space upon the terms set forth in the Expansion Offer Notice, but otherwise upon the terms and conditions set forth in this Paragraph 42 (including the Extension Option set forth in Paragraph 41 above) and in this Lease (provided that Tenant shall not be entitled to any Allowance [as defined in the Work Letter Agreement] in connection with Tenant's lease of the Expansion Space). Notwithstanding the foregoing, Landlord may, at its sole option, require that a separate lease be executed by Landlord and Tenant in connection with Tenant's leasing of the Expansion Space, in which event such lease (the "New Building Lease") shall be on the same terms and conditions as affect the initial Premises, except as provided in this Paragraph 42. The New Building Lease, if applicable, shall be executed by Landlord and Tenant within thirty (30) days following Tenant's exercise of its right to lease the Expansion Space. At Landlord's sole election, Tenant's obligations under the New Building Lease shall be cross-defaulted with Tenant's obligations hereunder, such that a default by Tenant under this Lease or the New Building Lease shall also constitute a default by Tenant under the other lease.

          (f) PARKING. During the term of Tenant's lease of the Expansion Space, Landlord shall provide and Tenant shall have the right to use at a minimum one unreserved parking space per 1,500 square feet of the Expansion Space in addition to the parking provided for in Paragraph 1(q) of this Lease, in accordance with the terms of Paragraph 32 of this Lease.

          (g) TERMINATION OF EXPANSION RIGHT. The rights contained in this Paragraph 42 shall expire on the Expansion Expiration Date if Tenant has not duly delivered its Expansion Exercise Notice by such date.

          (h) TENANT'S CREDITWORTHINESS. Landlord's performance of its obligations under this Paragraph 42 and Tenant's right to the Expansion Option are subject to there being no adverse change in the financial condition of Tenant.

43.  OPTIONS.

          (a) As used in this Paragraph 43, the word "Options" means the Extension Option pursuant to Paragraph 41 herein and the Expansion Option pursuant to Paragraph 42 herein (each, an "Option").

          (b) The Options are personal to the original Tenant executing this Lease and may be exercised only by the original Tenant executing this Lease while occupying the entire Premises and without the intent of thereafter assigning this Lease or subletting the Premises and may not be exercised or be assigned, voluntarily or involuntarily, by any person or entity other than the original Tenant executing this Lease; provided, that the Options may be exercised by the assignee (but not sublessee) of this Lease pursuant to a Permitted Transfer in accordance with Paragraph 24(c). The Options are not assignable separate and apart from this Lease, nor may the Options be separated from this Lease in any manner, either by reservation or otherwise.

          (c) Tenant shall have no right to exercise either Option, notwithstanding any provision of the grant of either Option to the contrary, and Tenant's exercise of either Option may be nullified by Landlord and deemed of no further force or effect, if Tenant shall be in default of any monetary obligation or material non-monetary obligation under the terms of this Lease as of Tenant's exercise of the applicable Option or at the commencement of the applicable Option event.

44. ARBITRATION. If any dispute referenced in the last sentence of either Paragraph 14 or Paragraph 17 of this Lease arises ("Dispute"), and if no other specific procedure is included in this Lease to resolve such Dispute, then such Dispute, if timely demanded pursuant to Subparagraph (a) below, shall be resolved and adjudicated by binding arbitration in accordance with this Paragraph 44. The arbitrator shall be a neutral, disinterested retired judge selected by the parties from a panel of retired judges available through the Judicial Arbitration and Mediation Service ("JAMS") or, if JAMS or its successor does not then exist, by any other arbitrator or retired judge affiliated with a private, disinterested association providing arbitration services. Should the parties fail to agree on the selection of a disinterested, neutral arbitrator within twenty (20) days of written demand accompanied by written notice of the Dispute by either party, either party may petition a Washington court of competent jurisdiction and proper venue to appoint an arbitrator. The arbitration shall be held within sixty (60) days after the selection of the arbitrator. The parties hereby agree to allow the taking of depositions for discovery purposes in the arbitration proceedings. Any hearings required for purposes of the arbitration shall be in Seattle, Washington at the offices of the arbitrator or such other place designated by the arbitrator. The arbitration procedure shall be subject to the following:

          (a) Any demand for arbitration shall be in writing and must be made and served on the other party within a reasonable time after the Dispute has arisen and in no event shall the demand for arbitration be made after the earlier of the date which is (i) thirty (30) days after service by either party of summons and complaint, the subject matter of which is essentially identical with the subject matter of the demand for arbitration, or (ii) the date that institution of legal or equitable proceedings based on such Dispute would be barred by the applicable statute of limitations.

          (b) The provisions of this Paragraph 44 are not intended to require Landlord or Tenant to arbitrate any matters relating to any default under this Lease, which matters shall be governed by the applicable provisions of this Lease and/or applicable law.

                                    ADDENDUM

          (c) All proceedings involving the parties shall be reported by a certified shorthand court reporter and written transcripts of the proceedings shall be prepared and made available to the parties.

          (d) The arbitrator shall prepare and deliver to the parties factual findings in writing which shall include the reasons on which the decision of the arbitrator is based. The arbitrator shall be bound by the provisions of this Lease, and shall not add to, subtract from or otherwise modify such provisions.

          (e) Final decision by the arbitrator must be provided to the parties within thirty (30) days from the date on which the matter is submitted to the arbitrator.

          (f) The prevailing party (as defined below) shall be awarded interest on the amount awarded (at the Interest Rate), reasonable attorneys' fees, expert and nonexpert witness costs and expenses (including without limitation the fees and costs of the court reporter described in Subparagraph
(c) above), and other costs and expenses incurred in connection with the arbitration, unless the arbitrator for good cause determines otherwise.

          (g) As used herein, the term "prevailing party" shall mean the party, if any, that the arbitrator determines is "clearly the prevailing party."

          (h) Costs and fees of the arbitrator shall be borne by the nonprevailing party, unless the arbitrator for good cause determines otherwise. If there is no prevailing party, the parties shall bear their own fees and costs and split the fees and costs of the arbitrator and court reporter.

          (i) The award or decision of the arbitrator, which may include equitable relief, shall be final and judgment may be entered on it in accordance with applicable law in any court having jurisdiction over the matter. The provisions of this Paragraph 44 are not intended to alter the applicable provisions of law which provide the grounds on which a court may vacate an arbitration award.

TENANT:                               LANDLORD:

CUTTER & BUCK, INC.,                  ZELMAN RENTON, LLC,
a Washington corporation              a Delaware limited liability company


By: /s/ Philip Davis                  By: Zelman Industrial Partners, Inc.,
    --------------------------------      a California corporation,
                                          Its:  Managing Member
    Print Name: Philip Davis
                --------------------
                                          By: /s/ Paul T. Casey
    Title:  VP Operations                     -------------------------------
           -------------------------          Paul T. Casey
                                              Its: Vice President



                                    ADDENDUM

STATE OF WASHINGTON           )
                              )  ss.
COUNTY OF KING                )

                I certify that I now or have satisfactory evidence that Philip Davis is the person who appeared before me, and said person acknowledged that he/she was authorized to execute the instrument and acknowledged it as the Vice President of Operations of Cutter and Buck to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

                                       Dated: May 27, 1999
                                              -----------------------------
----------------------------------------      /s/ Susan M. Cannon
                                              ---------------------------------
                                              Notary Public

                                              Print Name: Susan M. Cannon
                                                          ----------------------

                                              My commission expires    4/6/03
                                                                    ------------

----------------------------------------
(Use this space for notarial stamp/seal)




STATE OF WASHINGTON           )
                              )  ss.
COUNTY OF KING                )

                I certify that I now or have satisfactory evidence that Paul
T. Casey is the person who appeared before me, and said person acknowledged that he/she was authorized to execute the instrument and acknowledged it as the Vice President of Zelman Renton to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

                                       Dated: May 27, 1999
                                              -----------------------------
----------------------------------------      /s/ Susan M. Cannon
                                              ---------------------------------
                                              Notary Public

                                              Print Name: Susan M. Cannon
                                                          ----------------------

                                              My commission expires    4/6/03
                                                                    ------------

----------------------------------------
(Use this space for notarial stamp/seal)



                                    ADDENDUM

                                  NEW BUILDING

                                [To Be Attached]







                                  SCHEDULE "I"
                                       to
                                    ADDENDUM

                           SITE PLAN SHOWING PREMISES

                                [To be supplied]









                                  EXHIBIT "A-I"

                 BASE SPECIFICATIONS AND DESCRIPTION OF PLANS
                                FOR THE BUILDING

BASE SPECIFICATIONS:

-  30' MINIMUM Clear Height

-  52'X40' Column Spacing (60' at doors)

-  ESFR Sprinkler System

-  Gas Heaters in the Warehouse Per Code @ 8BTU/Hr/Sq.Ft.

-  1200 Amp Electrical Service @277/480 V. 3 phase 4 wire

-  Metal Halide Warehouse Lighting @ 15 Fc

-  Asphalt Paving and Landscaping of Entire Site

-  30 (more or less) - 9'X10' Dock-High 48" Truck Doors with 4ft Metal Canopy

-  2-12'X14' Truck Door with Ramp into Building

-  Site Lighting with Wall Pacs on Building

-  2-Story Glass Entry

-  Concrete Tilt-Up Exterior Walls

-  Wood Panelized Roof Structure with steel open web bar joists and girders

-  6" Thick Reinforced Concrete Floor Slab (with>250 lb./sf load)

-  4 Ply Built-up Roofing

-  R-11 Rigid Insulation on Roof Deck

-  62 (more or less) - 4'X8' Smoke Vents/Skylights


DESCRIPTION OF PLANS:

        Sheet Nos.                    Prepared By                   Date
      T1 - T5                 Barghausen Consulting Engineers       11/2/98
      T1.1                    Barghausen Consulting Engineers       11/2/98
      C1 - C15                Barghausen Consulting Engineers       3/1/99
      1                       Barghausen Consulting Engineers       3/1/99
      2                       Barghausen Consulting Engineers       3/1/99
      A0.1 - A9.2             CNA Architecture                      3/1/99
      S1.1 - S4.5             CNA Architecture                      3/1/99




                                  EXHIBIT "A-II"

                                  ADJUSTMENTS TO
                                MONTHLY BASE RENT

                           Rate Per Square Foot      Additional Rate Per Square Foot
         Months          of the Building Per Month      of Office Space Per Month
         ------          -------------------------      -------------------------
           1                      $.3325                          $.65
           2*                       $0                             $0
        3  -  48                  $.3325                          $.65
       49  -  84                  $.3725                          $.72

            Prior to the Commencement Date, Landlord will cause its architect to measure and certify in writing to Landlord the square footage of the Premises and the office space within the Premises, following which time the Monthly Base Rent and other figures based upon the square feet contained in the Premises and the office space within the Premises shall be determined in accordance with the rental rates set forth above. Except in the case of manifest error, the certification from Landlord's architect shall be binding upon Landlord and Tenant.

  * Tenant's obligation to pay Monthly Base Rent shall be abated during the second (2nd) month of the Term.







                                    EXHIBIT "B"

                                WORK LETTER AGREEMENT
                                    [ALLOWANCE]
                                  [LANDLORD BUILD]

This WORK LETTER AGREEMENT ("Work Letter Agreement") is entered into as of the 27 day of May, 1999 by and between ZELMAN RENTON, LLC, a Delaware limited liability company ("Landlord"), and CUTTER & BUCK, INC., a Washington corporation ("Tenant").

                                  R E C I T A L S :

A. Concurrently with the execution of this Work Letter Agreement, Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in the Lease. All terms not defined herein have the same meaning as set forth in the Lease. To the extent applicable, the provisions of the Lease are incorporated herein by this reference.

B. In order to induce Tenant to enter into the Lease and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant agree as follows:

1. BUILDING SHELL; TENANT IMPROVEMENTS. As used in this Work Letter Agreement, the term "Building Shell" shall mean the industrial building to be constructed by Landlord at Landlord's sole expense in accordance with the plans and specifications described in Exhibit "A-II" to the Lease (collectively, the "Building Plans"), which Building Plans have been approved by Landlord and Tenant. As used in the Lease and this Work Letter Agreement, the term "Tenant Improvements" or "Tenant Improvement Work" means collectively those items of tenant improvement construction relating to the office portion of the Premises ("Office Improvements") shown on the Tenant's Final Plans (described in Paragraph 4 below) and the Above-Standard Improvements (described in Paragraph 5 below).

2. WORK SCHEDULE. Within thirty (30) days after the execution of this Lease, Landlord will deliver to Tenant, for Tenant's review and approval, a schedule ("Work Schedule") which will set forth the timetable for the construction of the Building Shell and the planning and completion of the installation of the Tenant Improvements and the Commencement Date of the Lease. The Work Schedule will set forth each of the various items of work to be done or approval to be given by Landlord and Tenant in connection with the completion of the Tenant Improvements. The Work Schedule will be submitted to Tenant for its approval, which approval Tenant agrees not to unreasonably withhold, and, once approved by both Landlord and Tenant, the Work Schedule will become the basis for completing the Tenant Improvements. All plans and drawings required by this Work Letter Agreement and all work performed pursuant thereto are to be prepared and performed in accordance with the Work Schedule. If Tenant fails to approve the Work Schedule, as it may be modified after discussions between Landlord and Tenant within ten (10) business days after the date the Work Schedule is first received by Tenant, the Work Schedule shall be deemed to be approved by Tenant as submitted.

3. CONSTRUCTION REPRESENTATIVES. Landlord hereby appoints the following person(s) as Landlord's representative ("Landlord's Representative") to act for Landlord in all matters covered by this Work Letter Agreement: Paul Casey.

Tenant hereby appoints the following person(s) as Tenant's representative ("Tenant's Representative") to act for Tenant in all matters covered by this Work Letter Agreement: Phil Davis, Vice President-Operations.

All communications with respect to the matters covered by this Work Letter Agreement are to made to Landlord's Representative or Tenant's Representative, as the case may be, in writing in compliance with the notice provisions of the Lease. Either party may change its representative under this Work Letter Agreement at any time by written notice to the other party in compliance with the notice provisions of the Lease.

4.   TENANT IMPROVEMENT PLANS.

(a) PREPARATION OF SPACE PLANS. In accordance with the Work Schedule, Tenant agrees to meet with Landlord's architect and/or space planner for the purpose of promptly preparing preliminary space plans for the interior layout of Premises ("Space Plans"). The Space Plans are to be sufficient to convey the architectural design of the interior of the Premises and layout of the interior of the Office Improvements therein and are to be submitted to Landlord in accordance with the Work Schedule for Landlord's approval. If Landlord reasonably disapproves any aspect of the Space Plans, Landlord will advise Tenant in writing of such disapproval and the reasons therefor in accordance with the Work Schedule. Tenant will then submit to Landlord for Landlord's approval, in accordance with the Work Schedule, a redesign of the Space Plans incorporating the revisions reasonably required by Landlord.

(b) PREPARATION OF TENANT'S FINAL PLANS. Based on the approved Space Plans, and in accordance with the Work Schedule, Landlord's architect will prepare complete architectural plans, drawings and specifications and complete engineered mechanical, structural and electrical working drawings for all of the Office Improvements for the Premises (collectively, the "Tenant's Final Plans"). The Tenant's Final Plans will show: (a) the subdivision (including partitions and walls), layout, lighting, finish and decoration work
(including carpeting and other floor coverings) for the office portion of the Premises; (b) all internal and external communications and utility facilities relating to the office portion of the Premises which will require conduiting or other improvements from the base Building Shell work and/or within common areas; and (c) all other specifications for the Office Improvements. The Tenant's Final Plans will be submitted to Tenant for signature to confirm that they are consistent with the Space Plans. If Tenant reasonably disapproves any aspect of the Tenant's Final Plans based on any inconsistency with the Space Plans, Tenant agrees to advise Landlord in writing of such disapproval and the reasons therefor within the time frame set forth in the Work Schedule (which shall be no less than five (5) business days after Tenant's receipt of Tenant's Final Plans). In accordance with the Work Schedule, Landlord will then cause Landlord's architect to redesign the Tenant's Final Plans incorporating the revisions reasonably requested by Tenant so as to make the Tenant's Final Plans consistent with the Space Plans.

(c) REQUIREMENTS OF TENANT'S FINAL PLANS. Tenant's Final Plans will include locations and complete dimensions, and the Office Improvements, as shown on the Tenant's Final Plans, will: (i) be compatible with the Building Shell and with the design, construction

                                  EXHIBIT "C"
and equipment of the Building; (ii) comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction, and all applicable insurance regulations; (iii) not require Building service beyond the level normally provided to other tenants in the Development and will not overload the Building floors; and (iv) be of a nature and quality consistent with the overall objectives of Landlord for the Building, as determined by Landlord in its reasonable but subjective discretion.

(d) SUBMITTAL OF TENANT'S FINAL PLANS. Once approved by Landlord and Tenant, Landlord's architect will submit the Tenant's Final Plans to the appropriate governmental agencies for plan checking and the issuance of a building permit. Landlord's architect, with Tenant's cooperation, will make any changes to the Tenant's Final Plans which are requested by the applicable governmental authorities to obtain the building permit. After approval of the Tenant's Final Plans no further changes may be made without the prior written approval of both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from the design and/or construction of changes requested by Tenant. Tenant hereby acknowledges that any such changes will be subject to the terms of Paragraph 9 below.

(e) CHANGES TO SHELL OF BUILDING. If the Tenant's Final Plans or any amendment thereof or supplement thereto shall require changes in the Building Plans and/or the Building Shell, the increased cost thereof will be paid for by Tenant or charged against the "Allowances" described in Paragraph 5 below. Any changes to the Building Plans shall require the prior written approval of Tenant and Landlord (not to be unreasonably withheld or delayed), provided that Landlord shall not need the consent or approval of Tenant for changes to the Building Plans that do not affect the Tenant Improvements and/or the Premises or materially alter the character of the Building.

(f) WORK COST ESTIMATE AND STATEMENT. Prior to the commencement of construction of any of the Office Improvements shown on the Tenant's Final Plans and/or the Above-Standard Improvements, Landlord will submit to Tenant a written estimate of the cost to complete the Tenant Improvement Work, which written estimate will be based on the Tenant's Final Plans taking into account any modifications which may be required to reflect changes in the Tenant's Final Plans required by the City or County in which the Premises are located (the "Work Cost Estimate"). Tenant will either approve the Work Cost Estimate or disapprove specific items and submit to Landlord revisions to the Tenant's Final Plans to reflect deletions of and/or substitutions for such disapproved items. Submission and approval of the Work Cost Estimate will proceed in accordance with the Work Schedule. Upon Tenant's approval of the Work Cost Estimate (such approved Work Cost Estimate to be hereinafter known as the "Work Cost Statement"), Landlord will have the right to purchase materials and to commence the construction of the items included in the Work Cost Statement pursuant to Paragraph 6 hereof. If the total costs reflected in the Work Cost Statement exceed the applicable Allowance described in Paragraph 5 below, Tenant agrees to pay such excess, as additional rent, prior to the Commencement Date.

5.   PAYMENT FOR THE TENANT IMPROVEMENTS.

(a) OFFICE ALLOWANCE. Landlord hereby grants to Tenant a tenant improvement allowance of $35.00 per square foot of the office portion of the Premises, not to exceed $210,000 (the "Office Allowance"). The Office Allowance is to be used only for:

(i) Payment of the cost of preparing the Space Plans and the Tenant's Final Plans, including mechanical, electrical, plumbing and structural drawings and of all other aspects necessary to complete the Tenant's Final Plans. The Office Allowance will not be used for the payment of extraordinary design work or for payments to any other consultants, designers or architects other than Landlord's architect and/or Tenant's architect.

(ii) The payment of plan check, permit and license fees relating to construction of the Office Improvements.

(iii) Construction of the Office Improvements, including, without limitation, the following:

(aa) Installation within the office portion of the Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items;

(bb) All electrical wiring, lighting fixtures, outlets and switches, and other electrical work necessary for the office portion of the Premises;

(cc) The furnishing and installation of all duct work, terminal boxes, diffusers and accessories necessary for the heating, ventilation and air conditioning systems within the office portion of the Premises, including the cost of meter and key control for after-hour air conditioning;

(dd) Any additional improvements to the office portion of the Premises required by Tenant for Tenant's use of the Premises including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems or improvements;

(ee) All fire and life safety control systems such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories, necessary for the office portion of the Premises;

(ff) All plumbing, fixtures, pipes and accessories necessary for the office portion of the Premises;

(gg)  Testing and inspection costs; and

(hh) Fees for Landlord's tenant improvement coordinator in the amount of Twenty Five Thousand Dollars ($25,000), and fees for the contractor including, but not limited to, fees and costs attributable to general conditions; provided, however, in the event the actual Work Cost exceeds One Million Dollars ($1,000,000), then Landlord reserves the right to charge Tenant an additional fee for Landlord's tenant improvement coordinator in the amount of five percent (5%) of the actual Work Cost in excess of One Million Dollars ($1,000,000).

(iv) OTHER COSTS. All other costs to be expended by Landlord in the construction of the Tenant Improvements, including those costs incurred by Landlord for construction of elements of the Tenant Improvements in the Premises, which construction was performed by Landlord prior to the execution of the Lease by Landlord and Tenant and which construction is for the benefit of tenants and is customarily performed by Landlord prior the execution of leases for space in the Building for reasons of economics (examples of such construction would include, but not be limited to, the extension of mechanical [including heating, ventilating and air conditioning

                                  EXHIBIT "C"
systems] and electrical distribution systems outside of the core of the Building, wall construction, column enclosures and painting outside of the core of the Building, ceiling hanger wires and window treatment).

(b) ABOVE STANDARD ALLOWANCE. Landlord hereby grants to Tenant an additional allowance of $401,000 ("Above Standard Allowance") for the purchase, construction and installation of the above-standard improvements described on SCHEDULE "1" to this Exhibit "C" ("Above-Standard Improvements"). The Office Allowance and the Above-Standard Allowance are sometimes each individually referred to as an "Allowance" and sometimes collectively referred to as the "Allowances." All costs disbursed or expended by Landlord as part of the Above Standard Allowance shall be fully amortized over seven (7) years of the Term and the five (5) year extension term (i.e., a 12-year amortization), plus interest at a rate of eleven percent (11%) per year, and the annual amortized amount shall be paid by Tenant monthly, as additional rent under the Lease, in equal installments throughout such twelve (12) year period until such excess costs have been fully repaid; provided, however, that if the term of the Lease is not extended beyond the initial seven (7) year term, Tenant shall not be obligated to make any repayment of the Above Standard Allowance which would otherwise have been payable had the Lease term been extended.

(c) EXCESS COSTS. The cost of each item referenced in Paragraphs 5(a) and 5(b) above shall be charged against the respective Allowance. If the Work Cost for either the Office Improvements or the Above-Standard Improvements exceeds the respective Allowance, Tenant agrees to pay to Landlord such excess including reasonable fees for the contractor prior to the commencement of construction (less any sums previously paid by Tenant for such excess pursuant to the Work Cost Estimate). In no event will the Allowances be used to pay for Tenant's furniture, artifacts, equipment, telephone systems or any other item of personal property which is not affixed to the Premises.

(d) CHANGES. If, after the Tenant's Final Plans have been prepared and the Work Cost Statement has been established, Tenant requires any changes or substitutions to the Tenant's Final Plans, any additional costs related thereto including reasonable fees for the contractor are to be paid by Tenant to Landlord prior to the Commencement Date. Any changes to the Tenant's Final Plans will be approved by Landlord and Tenant in the manner set forth in Paragraph 4 above and will, if necessary, require the Work Cost Statement to be revised and agreed upon between Landlord and Tenant in the manner set forth in Subparagraph 4(f) above. Landlord will have the right to decline Tenant's request for a change to the Tenant's Final Plans if such changes are inconsistent with the provisions of Paragraph 4 above, or if the change would unreasonably delay construction of the Tenant Improvements and the Commencement Date of the Lease.

(e) UNUSED ALLOWANCE AMOUNTS. Except as provided in the following sentence, any unused portion of either Allowance upon completion of the Tenant Improvements will not be refunded to Tenant or be available to Tenant as a credit against any obligations of Tenant under the Lease. The unused portion of either Allowance, if any, shall be credited against the excess costs, if any, associated with improvements made with respect to the other Allowance.

(f) AMENDMENT TO LEASE. Within fifteen (15) business days following the Commencement Date (as defined in Paragraph 8(a) below), Landlord and Tenant shall execute an amendment to the Lease setting forth a new rent schedule which incorporates the amortization of any costs funded by Landlord with respect to the Above Standard Allowance.

6. CONSTRUCTION OF TENANT IMPROVEMENTS. Until Tenant approves the Tenant's Final Plans and Work Cost Statement, Landlord will be under no obligation to cause the construction of any of the Tenant Improvements. Following Tenant's approval of the Work Cost Statement described in Subparagraph 4(f) above, Landlord's contractor will commence and diligently proceed with the construction of the Tenant Improvements, subject to Tenant Delays (as described in Paragraph 9 below) and Force Majeure Delays (as described in Paragraph 10 below).

7. CONSTRUCTION AND PAYMENT FOR THE BUILDING SHELL. Landlord hereby agrees to use its commercially reasonable efforts to cause the Building Shell to be constructed in accordance with the Building Plans. Except as provided in Paragraph 4(e) above, Landlord shall pay the cost of designing and constructing the Building Shell in accordance with the Building Plans.

8.   COMMENCEMENT DATE AND SUBSTANTIAL COMPLETION.

(a) COMMENCEMENT DATE. The Term of the Lease will commence on the date (the "Commencement Date") which is the earlier of: (i) the date Tenant moves into the Premises to commence operation of its business in all or any portion of the Premises; or (ii) the date the Building Shell and the Tenant Improvements have been "substantially completed" (as defined below); provided, however, that if substantial completion of the Building Shell or the Tenant Improvements is delayed as a result of any Tenant Delays described in Paragraph 9 below, then the Commencement Date as would otherwise have been established pursuant to this Subparagraph 8(a)(ii) will be accelerated by the number of days of such Tenant Delays; provided, further, that the Commencement Date (and Tenant's rights to occupy the Premises) shall not occur prior to that date which is forty-two (42) days after the Shell Delivery Date (as defined in Paragraph 4(c) of the Lease).

(b) SUBSTANTIAL COMPLETION; PUNCH-LIST. For purposes of Subparagraph 8(a)(ii) above, the Building Shell and the Tenant Improvements will be deemed to be "substantially completed" when Landlord's contractor certifies in writing to Landlord and Tenant that Landlord: (a) is able to provide Tenant with reasonable access to the Premises; (b) has substantially performed all of the Tenant Improvement Work required to be performed by Landlord under this Work Letter Agreement, other than decoration and minor "punch-list" type items and adjustments which do not materially interfere with Tenant's access to or use of the Premises; and (c) has obtained a temporary certificate of occupancy or other required equivalent approval from the local governmental authority permitting occupancy of the Premises. Within thirty (30) days after receipt of such certificate from Landlord's contractor, Tenant will conduct a walk-through inspection of the Premises with Landlord and provide to Landlord a written punch-list specifying those decoration and other punch-list items which require completion, which items Landlord will thereafter diligently complete.

(c) DELIVERY OF POSSESSION. Landlord agrees to deliver possession of the Premises to Tenant when the Building Shell and the Tenant Improvements have been substantially completed in accordance with Subparagraph (b) above. The parties estimate that Landlord will deliver possession of the Premises to Tenant and the Term of this Lease will commence on or before the estimated commencement date set forth in the Work Schedule delivered to Tenant pursuant to Paragraph 2 above (the "Projected Commencement Date"). Landlord agrees to use its commercially reasonable efforts to cause the Premises to be substantially completed on or before the Projected Commencement Date. In the event Landlord does not substantially complete construction of the Tenant Improvements on or before December 1, 1999, which date shall be extended day-for-day for each day of Tenant Delays and/or Force Majeure Delays (as such terms are defined in Paragraphs 9 and 10 below) (as so extended, the "First Damage Date"), for reasons solely attributable to the fault of Landlord, then the sole remedy of Tenant will be the right to receive one and one-half (1-1/2) day's worth of Monthly Base Rent credit for every day past the First Damage Date that Landlord is late in substantially completing construction of the Tenant Improvements. In

                                  EXHIBIT "C"
the event Landlord does not substantially complete construction of the Tenant Improvements on or before February 1, 2000, which date shall be extended day-for-day for each day of Tenant Delays and/or Force Majeure Delays (as so extended, the "Second Damage Date"), for reasons solely attributable to the fault of Landlord, then the sole remedy of Tenant will be the right to receive two and one-half (2-1/2) days worth of Monthly Base Rent credit for every day past the Second Damage Date that Landlord is late in substantially completing construction of the Tenant Improvements. Notwithstanding anything to the contrary in this Lease, if the Commencement Date has not occurred by December 1, 2000 for any reason other than Tenant Delays, then Tenant may, at its option by notice to Landlord prior to the Commencement Date, elect to terminate this Lease.

9. TENANT DELAYS. For purposes of this Work Letter Agreement, "Tenant Delays" means any delay in the completion of the Building Shell or the Tenant Improvements resulting from any or all of the following: (a) Tenant's failure to timely perform any of its obligations pursuant to this Work Letter Agreement, including any failure to complete, on or before the due date therefor, any action item which is Tenant's responsibility pursuant to the Work Schedule delivered by Landlord to Tenant pursuant to this Work Letter Agreement; (b) Tenant's changes to Space Plans or Tenant's Final Plans after Landlord's approval thereof; (c) changes to the Building Plans resulting from changes to the Tenant's Final Plans after Landlord's approval thereof; (d) Tenant's request for materials, finishes, or installations which are not readily available or which are incompatible with Landlord's standard specifications for tenant improvements for the Development; (e) any delay of Tenant in making payment to Landlord for Tenant's share of the Work Cost; or
(f) any other act or failure to act by Tenant, Tenant's employees, agents, architects, independent contractors, consultants and/or any other person performing or required to perform services on behalf of Tenant.

10. FORCE MAJEURE DELAYS. For purposes of this Work Letter, "Force Majeure Delays" means any actual delay in the construction of the Tenant
Improvements, which is beyond the reasonable control of Landlord or Tenant, as the case may be, as described in Paragraph 33 of the Lease.

IN WITNESS WHEREOF, the undersigned Landlord and Tenant have caused this Work Letter Agreement to be duly executed by their duly authorized representatives as of the date of the Lease.


TENANT:                               LANDLORD:

CUTTER & BUCK, INC.,                  ZELMAN RENTON, LLC,
a Washington corporation              a Delaware limited liability company


By: /s/ Philip Davis                  By: Zelman Industrial Partners, Inc.,
    --------------------------------      a California corporation,
                                          Its:  Managing Member
    Print Name: Philip Davis
                --------------------
                                          By: /s/ Paul T. Casey
    Print Title:  VP Operations               -------------------------------
                 -------------------          Paul T. Casey
                                              Its: Vice President



                                  EXHIBIT "C"

STATE OF WASHINGTON           )
                              )  ss.
COUNTY OF KING                )

          I certify that I now or have satisfactory evidence that Philip Davis is the person who appeared before me, and said person acknowledged that he/she was authorized to execute the instrument and acknowledged it as the Vice President of Operations of Cutter and Buck to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

                                       Dated: May 27, 1999
                                              -----------------------------
----------------------------------------      /s/ Susan M. Cannon
                                              ---------------------------------
                                              Notary Public

                                              Print Name: Susan M. Cannon
                                                          ----------------------

                                              My commission expires    4/6/03
                                                                    ------------

----------------------------------------
(Use this space for notarial stamp/seal)




STATE OF WASHINGTON           )
                              )  ss.
COUNTY OF KING                )

          I certify that I now or have satisfactory evidence that Paul T. Casey is the person who appeared before me, and said person acknowledged that he/she was authorized to execute the instrument and acknowledged it as the Vice President of Zelman Renton to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

                                       Dated: May 27, 1999
                                              -----------------------------
----------------------------------------      /s/ Susan M. Cannon
                                              ---------------------------------
                                              Notary Public

                                              Print Name: Susan M. Cannon
                                                          ----------------------

                                              My commission expires    4/6/03
                                                                    ------------

----------------------------------------
(Use this space for notarial stamp/seal)



                                  EXHIBIT "C"

                             ABOVE-STANDARD IMPROVEMENTS

Item                                                    Estimated Additional Cost
----                                                    -------------------------
R-21 Roof Insulation (for heating requirement)                    62,000
R-11 Wall Insulation (for heating requirement)                    43,000
Dock Equipment (10 - 30,000 lb. Levelers/Lights)                  50,000
Warehouse Heating                                                182,000
Lighting Upgrade                                                  56,000
Power Upgrade                                                      8,000
Contractors General Conditions/Supervision/Insurance              40,000
                                                                ---------

                          Total                                 $401,000
                                                                ---------
                                                                ---------





                                 SCHEDULE "1"
                                      TO
                                  EXHIBIT "C"

                             NOTICE OF LEASE TERM DATES
                             AND TENANT'S PERCENTAGE


To:                                         Date:
    ------------------------------------          -----------------------


    ------------------------------------


    ------------------------------------


          Re:       Lease dated _______________________, 19  (the "Lease"),
between __________________________________________, Landlord, and ___________
____________________________________________________, Tenant, concerning the building located at _________________________________________________________
(the "Premises").

To Whom It May Concern:

         In accordance with the subject Lease, we wish to advise and/or confirm as follows:

         1. That the Premises have been accepted by the Tenant as being substantially complete in accordance with the subject Lease and that there is no deficiency in construction except for latent defects as may be indicated on the "Punch-List" prepared by Landlord and Tenant, a copy of which is attached hereto.

         2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the Lease the Commencement Date is ____________________________________, and the Term of the Lease will expire on _______________.

         3.    That in accordance with the Lease, rent commenced to accrue on
______________________.

         4. If the Commencement Date of the Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter will be for the full amount of the monthly installment as provided for in the Lease.

         5. Rent is due and payable in advance on the first day of each and every month during the Term of the Lease. Your rent checks should be made payable to ________________________________________________________ at
_________________________________________________________.

         6. The number of square feet within the Premises is _____________ square feet as determined by Landlord's architect in accordance with the terms of the Lease.

         7. Tenant's Percentage, as adjusted based upon the number of square feet within the Premises, is _______%.

                                       LANDLORD:

                                       ZELMAN RENTON, LLC,
                                       a Delaware limited liability company

                                       By:  Zelman Industrial Partners, Inc.,
                                            a California corporation,
                                            Its:  Managing Member



                                            By:
                                                --------------------------------
                                                Ben Reiling
                                                Its:  President





                                  EXHIBIT "D"

                                  INDUSTRIAL LEASE
                            [SINGLE TENANT - TRIPLE NET]

                          DEFINITION OF OPERATING EXPENSES

         1. ITEMS INCLUDED IN OPERATING EXPENSES. The term "Operating Expenses" as used in the Lease to which this Exhibit "E" is attached means: all costs and expenses of operation and maintenance all buildings (exterior maintenance costs) and Common Areas of the Development (as such terms are defined in the Lease), as determined by generally accepted accounting practices, including the following costs by way of illustration but not limitation, but excluding those items specifically set forth in Paragraph 2 below: (a) real property taxes (as defined in Paragraph 12 of the Lease);
(b) any and all assessments imposed with respect to the Building pursuant to any covenants, conditions and restrictions affecting the Development, the Common Areas or the Building amortized over the longest allowable period; (c) Common Area water charges and other Common Area utilities; (d) utilities surcharges and any other costs, levies or assessments resulting from statutes or regulations promulgated by any government or quasi-government authority in connection with the use, occupancy or alteration of the Building or the Premises or the parking facilities serving the Building or the Premises; (e) costs of insurance (including reasonable deductibles) obtained by Landlord pursuant to Paragraph 19 of the Lease; (f) repair and maintenance of storm drainage facilities; (g) security (if deemed necessary by Landlord); (h) labor; (i) costs incurred in the management of the Development, including, without limitation: (i) supplies, (ii) Development management office rental, supplies, equipment and related operating expenses, and (iii) a management/administrative fee determined as a percentage of the annual gross revenues of the Development exclusive of the proceeds of financing or a sale of the Development or any portion thereof, which management/administrative fee shall not exceed three percent (3%) of such annual gross revenues, and an administrative fee for the management of the Common Area (not to exceed five percent (5%) of Common Area Operating Expenses); (j) supplies, materials, equipment and tools including rental of personal property used for maintenance; (k) repair and maintenance of the buildings (including, without limitation, the exterior roofs) within the Development; (l) maintenance, costs and upkeep of all parking and other Common Areas, including sidewalks, curbs and drives; (m) depreciation on a straight line basis and rental of personal property used in maintenance; (n) amortization on a straight line basis over the useful life [together with interest at the Interest Rate on the unamortized balance] of all capitalized expenditures which are: (i) reasonably intended to produce a reduction in operating charges or energy consumption; or (ii) required under any governmental law or regulation that was not applicable to the Development at the time it was originally constructed; or (iii) for replacement of any Development equipment needed to operate the Development at the same quality levels as prior to the replacement; (o) costs and expenses of gardening and landscaping; (p) maintenance of signs (other than signs of tenants of the Development); (q) personal property taxes levied on or attributable to personal property used in connection with the Common Areas; (r) reasonable accounting, audit, verification, legal and other consulting fees; (s) repair, maintenance and monitoring of fire protection systems; (t) exterior pest control; (u) exterior window washing; and (v) costs and expenses of repairs, resurfacing, repairing, maintenance, painting, exterior lighting, cleaning, and similar items, including appropriate reserves.

         2. ITEMS EXCLUDED FROM OPERATING EXPENSES. Notwithstanding the provisions of Paragraph 1 above to the contrary, "Operating Expenses" will not include: (a) Landlord's federal or state income, franchise, inheritance or estate taxes; (b) any ground lease rental; (c) costs incurred by Landlord for the repair of damage to the extent that Landlord is reimbursed by insurance or condemnation proceeds or by tenants, warrantors or other third persons; (d) depreciation, amortization and interest payments, except as specifically provided herein, and except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party, where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with generally accepted accounting practices; (e) brokerage commissions, finders' fees, attorneys' fees, space planning costs and other costs incurred by Landlord in leasing or attempting to lease space in the Development; (f) costs of a capital nature, including, without limitation, capital improvements, capital replacements, capital repairs, capital equipment and capital tools, all as determined in accordance with generally accepted accounting practices; provided, however, the capital expenditures set forth in Subparagraph 1(n) above will in any event be included in the definition of Operating Expenses;
(g) interest, principal, points and fees on debt or amortization on any mortgage, deed of trust or other debt encumbering the Building or the Development; (h) costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements for tenants in the Development (including the original Tenant Improvements for the Premises), or incurred in renovating or otherwise improving, decorating, painting or redecorating space for tenants or other occupants of the Development, including space planning and interior design costs and fees; (i) attorneys' fees and other costs and expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Development; provided, however, that Operating Expenses will include those attorneys' fees and other costs and expenses incurred in connection with negotiations, disputes or claims relating to items of Operating Expenses, enforcement of rules and regulations of the Development, and such other matters relating to the maintenance of standards required of Landlord under the Lease; (j) except for the administrative/management fees described in Subparagraph 1(i) above, costs of Landlord's general corporate overhead; (k) all items and services for which Tenant or any other tenant in the Development reimburses Landlord (other than through operating expense pass-through provisions); (l) electric power costs for which any tenant directly contracts with the local public service company;
(m) costs arising from Landlord's charitable or political contributions; and
(n) any costs relating to the initial development and construction of the Development.





                                  EXHIBIT "E"

                                ESTOPPEL CERTIFICATE

        The undersigned, _______________________________________________________
_______________ ("Tenant"), hereby certifies to _______________________________
___________________________________, as follows:

         1. Attached hereto is a true, correct and complete copy of that certain lease dated _________________________, 19__, between _______________
("Landlord") and Tenant (the "Lease"), regarding the premises located at _______ ______________________________________________________________________ (the
"Premises"). The Lease is now in full force and effect and has not been amended, modified or supplemented, except as set forth in Paragraph 4 below.

         2.   The Term of the Lease commenced on ___________________________,
19______.

         3. The Term of the Lease shall expire on ________________________, 19______.

         4.   The Lease has:  (Initial one)

         (______________)    not been amended, modified, supplemented,
extended, renewed or assigned.

         (______________)    been amended, modified, supplemented, extended,
renewed or assigned by the following described terms or agreements, copies of which are attached hereto:

         _____________________________________________________________________

         _____________________________________________________________________

         5.   Tenant has accepted and is now in possession of the Premises.

         6. Tenant and Landlord acknowledge that Landlord's interest in the Lease will be assigned to _____________________________________________________
and that no modification, adjustment, revision or cancellation of the Lease or amendments thereto shall be effective unless written consent of _______________ _______________________________ is obtained, and that until further notice, payments under the Lease may continue as heretofore.

         7.   The amount of Monthly Base Rent is $___________________.

         8.   The amount of Security Deposit (if any) is $________________.

No other security deposits have been made except as follows: ___________________
________________________________________________________________________________
___________________________________.

         9.   Tenant is paying the full lease rental which has been paid in full as of the date hereof. No rent or other charges under the Lease have been paid for more than thirty (30) days in advance of its due date except as follows: _______________________________________________________________________
__________________________________________________.

         10.  All work required to be performed by Landlord under the Lease has been completed except as follows: _________________________________________
_____________________________________________________________________.

         11. To the best of Tenant's knowledge, there are no defaults on the part of the Landlord or Tenant under the Lease except as follows: _____________
_______________________________________________________________________________.

         12.  To the best of Tenant's knowledge, tenant has no defense as to its obligations under the Lease and claims no set-off or counterclaim against the other party except as follows: _____________________________________________
________________________________________________________________________________
___________________________________.

         13. Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies other than as provided in the Lease except as follows: _______________________________
________________________________________________________________________________
________________________________________.

All provisions of the Lease and the amendments thereto (if any) referred to above are hereby ratified.

         The foregoing certification is made with the knowledge that ___________ _________________________ is about to fund a loan to Landlord or _______________
___________________________________ is about to purchase the Building from
Landlord and that _____________________________________________________________
is relying upon the representations herein made in funding such loan or in purchasing the Building.

         IN WITNESS WHEREOF, this certificate has been duly executed and delivered by the authorized officers of the undersigned as of _______________, 19__.

TENANT:

                                      ,
--------------------------------------

a
  -------------------------------------

By:
    -----------------------------------

    Print Name:
                -----------------------

    Title:
           ----------------------------


                                 SAMPLE ONLY
                              [NOT FOR EXECUTION]

                                  EXHIBIT "F"

                             RULES AND REGULATIONS

         A. GENERAL RULES AND REGULATIONS. The following rules and regulations govern the use of the Building and the Common Areas. Tenant will be bound by such rules and regulations and agrees to cause Tenant's Authorized Users, its employees, subtenants, assignees, contractors and suppliers to observe the same.

         1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice may be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord. Landlord will have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls are to be printed, painted, affixed or inscribed at the expense of Tenant and under the direction of Landlord by a person or company designated or approved by Landlord.

         2. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Tenant will immediately discontinue such use. Tenant agrees not to place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

         3. Tenant will not obstruct any sidewalks, passages, exits or entrances of the Development. The sidewalks, passages, exits and entrances are not open to the general public, but are open, subject to reasonable regulations, to Tenant's business invitees. Landlord will in all cases retain the right to control and prevent access thereto of all persons whose presence in the reasonable judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Development and its tenants, provided that nothing herein contained will be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. No tenant and no employee or invitee of any tenant will go upon the roof of the Building.

         4. Landlord expressly reserves the right to absolutely prohibit solicitation, canvassing, sales and displays of products, goods and wares in all portions of the Development except for such activities as may be expressly requested by a tenant and conducted solely within such requesting tenant's premises. Landlord reserves the right to restrict and regulate the use of the Common Areas of the Development by invitees of tenants providing services to tenants on a periodic or daily basis including food and beverage vendors. Such restrictions may include limitations on time, place, manner and duration of access to a tenant's premises for such purposes.

         5. Landlord reserves the right to prevent access to the Development in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

         6. Tenant shall not alter any lock or install any new additional lock or bolt on any door of the Premises. Tenant, upon the termination of its tenancy, will deliver to Landlord the keys to all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, will pay Landlord therefor.

         7. If Tenant requires telegraphic, telephonic, burglar alarm, satellite dishes, antennae or similar services, it will first obtain Landlord's approval, and comply with, Landlord's reasonable rules and requirements applicable to such services.

         8. No deliveries will be made which impede or interfere with other tenants or the operation of the Development.

         9. Tenant will not permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor will Tenant bring into or keep in or about the Premises any birds or animals.

         10. The toilet rooms, toilets, urinals, wash bowls and other apparatus will not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from any violation of this rule will be borne by the tenant who, or whose employees or invitees, break this rule.

         11. Tenant will not sell, or permit the sale at retail of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant will not make any building-to-building solicitation of business from other tenants in the Development. Tenant will not use the Premises for any business or activity other than that specifically provided for in this Lease. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Development are prohibited, and Tenant will cooperate with Landlord to prevent such activities.

         12. Tenant will not install any radio or television antenna, loudspeaker, satellite dishes or other devices on the roof(s) or exterior walls of the Building or the Development without signing Landlord's license agreement with respect thereto. Tenant will not interfere with radio or television broadcasting or reception from or in the Development or elsewhere.

         13. Tenant will not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

         14. Landlord reserves the right to exclude or expel from the Development any person who, in Landlord's judgment, is in violation of any of the Rules and Regulations.

         15. Tenant will store all its trash and garbage within its Premises or in other facilities provided by Landlord. Tenant will not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal is to be made in accordance with directions issued from time to time by Landlord.

         16. The Premises will not be used for lodging nor shall the Premises be used for any improper, immoral or objectionable purpose.

                                  EXHIBIT "G"

         17. Tenant agrees to comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

         18. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

         19. Tenant shall use at Tenant's cost such pest extermination and control contractor(s) as Landlord may direct and at such intervals as Landlord may reasonably require.

         20. To the extent Landlord reasonably deems it necessary to exercise exclusive control over any portions of the Common Areas for the mutual benefit of the tenants in the Development, Landlord may do so subject to reasonable, non-discriminatory additional rules and regulations (so long as the parking, access and visibility of the Premises are not affected).

         21. Tenant's requirements will be attended to only upon appropriate application to Landlord's asset management office for the Development by an authorized individual of Tenant. Employees of Landlord will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

         22. These Rules and Regulations are in addition to, and will not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord will be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Development.

         23. Landlord reserves the right to make such other and reasonable and non-discriminatory Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Development and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations herein above stated and any additional reasonable and non-discriminatory rules and regulations which are adopted. Tenant is responsible for the observance of all of the foregoing rules by Tenant's employees, agents and contractors.

         B. PARKING RULES AND REGULATIONS. The following rules and regulations govern the use of the parking facilities which serve the Building. Tenant will be bound by such rules and regulations and agrees to cause its employees, subtenants, assignees, contractors and suppliers to observe the same:

               1. Tenant will not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, subtenants, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. No vehicles are to be left in the parking areas overnight and no vehicles are to be parked in the parking areas other than normally sized passenger automobiles, motorcycles and pick-up trucks. Trucks may park in loading areas only during the time such trucks are being loaded or unloaded. No extended term storage of vehicles is permitted.

               2. Vehicles must be parked entirely within painted stall lines of a single parking stall.

               3.   All directional signs and arrows must be observed.

               4.   The speed limit within all parking areas shall be five
(5) miles per hour.

               5.   Parking is prohibited:

                    (a)  in areas not striped for parking;

                    (b)  in aisles or on ramps;

                    (c)  where "no parking" signs are posted;

                    (d)  in cross-hatched areas; and

                    (e) in such other areas as may be designated from time to time by Landlord or Landlord's parking operator.

               6. Landlord reserves the right, without cost or liability to Landlord, to tow any vehicle if such vehicle's audio theft alarm system remains engaged for an unreasonable period of time.

               7. Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

               8. Landlord may refuse to permit any person to park in the parking facilities who violates these rules with unreasonable frequency, and any violation of these rules shall subject the violator's car to removal, at such car owner's expense. Tenant agrees to use its best efforts to acquaint its employees, subtenants, assignees, contractors, suppliers, customers with these parking provisions, rules and regulations.

               9. Parking stickers, access cards, or any other device or form of identification supplied by Landlord as a condition of use of the parking facilities shall remain the property of Landlord. Parking identification devices, if utilized by Landlord, must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Parking identification devices, if any, are not transferable and any device in the possession of an unauthorized holder will be void. Landlord reserves the right to refuse the sale of monthly stickers or other parking identification devices to Tenant or any of its agents, employees or representatives who willfully refuse to comply with these rules and regulations and all unposted city, state or federal ordinances, laws or agreements.

                                  EXHIBIT "G"

               10. Loss or theft of parking identification devices or access cards must be reported to the management office in the Development immediately, and a lost or stolen report must be filed by the Tenant or user of such parking identification device or access card at the time. Landlord has the right to exclude any vehicle from the parking facilities that does not have a parking identification device or valid access card. Any parking identification device or access card which is reported lost or stolen and which is subsequently found in the possession of an unauthorized person will be confiscated and the illegal holder will be subject to prosecution.

               11. Landlord is not responsible for damage by water or fire, or for the acts or omissions of others, or for articles left in vehicles.

               12. Landlord reserves the right, without cost or liability to Landlord, to tow any vehicles which are used or parked in violation of these rules and regulations.

               13. Landlord reserves the right from time to time to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems reasonably necessary for the operation of the parking facilities.







                                  EXHIBIT "G"

                           OAKESDALE BUSINESS CAMPUS
                       TENANT ENVIRONMENTAL QUESTIONNAIRE

The purpose of this form is to obtain information regarding the use or proposed use of hazardous materials at the premises. Prospective tenants should answer the questions in light of their proposed operations at the premises. Existing tenants should answer the questions as they relate to ongoing operations at the premises and should update any information previously submitted. If additional space is needed to answer the questions, you may attach separate sheets of paper to this form.

Your cooperation in this matter is appreciated.

1.   GENERAL INFORMATION

     Name of Responding Company:
                                 ---------------------------------------------

     Check the Applicable Status:  Prospective Tenant     Existing Tenant
                                                      ---                  ---
     Mailing Address:
                      --------------------------------------------------------

     -------------------------------------------------------------------------

     Contact Person and Title:
                               -----------------------------------------------

     Telephone Number: (     )
                        -----  -----------------------------------------------

     Address of Leased Premises:
                                 ---------------------------------------------

     Length of Lease Term:
                           ------------------------------------------

     Describe the proposed operations to take place on the premises, including principal products manufactured or services to be conducted. Existing tenants should describe any proposed changes to ongoing operations.


     -------------------------------------------------------------------------


     -------------------------------------------------------------------------

2.   STORAGE OF HAZARDOUS MATERIALS

     2.1  Will any hazardous materials be used or stored on-site?

          Wastes                   Yes            No
                                       -----         -----

          Chemical Products        Yes            No
                                       -----         -----

     2.2 Attach a list of any hazardous materials to be used or stored, the quantities that will be on-site at any given time, and the location and method of storage (e.g., 55-gallon drums on concrete pad).

3.   STORAGE TANKS AND SUMPS

     3.1 Is any above or below ground storage of gasoline, diesel or other hazardous substances in tanks or sumps proposed or currently conducted at the premises?

          Yes            No
              -----         -----

          If yes, describe the materials to be stored, and the type, size and construction of the sump or tank. Attach copies of any permits obtained for the storage of such substances.


          --------------------------------------------------------------------


          --------------------------------------------------------------------

     3.2  Have any of the tanks or sumps been inspected or tested for leakage?

          Yes            No
              -----         -----

          If so, attach the results.


                                  EXHIBIT "H"

     3.3  Have any spills or leaks occurred from such tanks or sumps?

          Yes            No
              -----         -----

          If so, describe.


          --------------------------------------------------------------------


          --------------------------------------------------------------------

     3.4  Were any regulatory agencies notified of the spill or leak?

          Yes            No
              -----         -----

          If so, attach copies of any spill reports filed, any clearance letters or other correspondence from regulatory agencies relating to the spill or leak.

     3.5 Have any underground storage tanks or sumps been taken out of service or removed?

          Yes            No
              -----         -----

          If yes, attach copies of any closure permits and clearance obtained from regulatory agencies relating to closure and removal of such tanks.

4.   SPILLS

     4.1  During the past year, have any spills occurred at the premises?

          Yes            No
              -----         -----

          If yes, please describe the location of the spill.


          --------------------------------------------------------------------


          --------------------------------------------------------------------

     4.2  Were any agencies notified in connection with such spills?

          Yes            No
              -----         -----

          If yes, attach copies of any spill reports or other correspondence with regulatory agencies.

     4.3  Were any clean-up actions undertaken in connection with the spills?

          Yes            No
              -----         -----

          Attach copies of any clearance letters obtained from any regulatory agencies involved and the results of any final soil or groundwater sampling done upon completion of the clean-up work.

5.   WASTE MANAGEMENT

     5.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number?

          Yes            No
              -----         -----

     5.2 Has your company filed a biennial report as a hazardous waste generator?

          Yes            No
              -----         -----

          If so, attach a copy of the most recent report filed.

     5.3 Attach a list of the hazardous wastes, if any, generated or to be generated at the premises, its hazard class and the quantity generated on a monthly basis.

     5.4 Describe the method(s) of disposal for each waste. Indicate where and how often disposal will take place.

                  On-site treatment or recovery
          -----                                        -------------------------
                  Discharged to sewer
          -----                                        -------------------------
                  Transported and Disposal of off-site
          -----                                        -------------------------
                  Incinerator
          -----                                        -------------------------

                                  EXHIBIT "H"

     5.5 Indicate the name of the person(s) responsible for maintaining copies of hazardous waste manifests completed for off-site shipments of hazardous waste.


          --------------------------------------------------------------------

     5.6 Is any treatment of processing of hazardous wastes currently conducted or proposed to be conducted at the premises:

          Yes            No
              -----         -----

          If yes, please describe any existing or proposed treatment methods.


          --------------------------------------------------------------------


          --------------------------------------------------------------------

     5.7 Attach copies of any hazardous waste permits or licenses issued to your company with respect to its operations at the premises.

6.   WASTEWATER TREATMENT/DISCHARGE

     6.1  Do you discharge wastewater to:

                 storm drain?             sewer?
          -----                    -----

                 surface water?                no industrial discharge
          -----                         -----

     6.2  Is your wastewater treated before discharge?

          Yes            No
              -----         -----

          If yes, describe the type of treatment conducted.


          --------------------------------------------------------------------


          --------------------------------------------------------------------

     6.3 Attach copies of any wastewater discharge permits issued to your company with respect to its operations at the premises.

7.   AIR DISCHARGES

     7.1 Do you have any filtration systems or stacks that discharge into the air?

          Yes            No
              -----         -----

     7.2 Do you operate any of the following types of equipment or any other equipment requiring an air emissions permit?

                   Spray booth
          ------

                   Dip tank
          ------

                   Drying oven
          ------

                   Incinerator
          ------

                   Other (please describe)
          ------                           ------------------------------------

                   No equipment requiring air permits
          ------

     7.3  Are air emissions from your operations monitored?

          Yes            No
              -----         -----

          If so, indicate the frequency of monitoring and a description of the monitoring results.


          --------------------------------------------------------------------

     7.4 Attach copies of any air emissions permits pertaining to your operations at the premises.

8.   HAZARDOUS MATERIALS DISCLOSURES

     8.1 Does your company handle hazardous materials in a quantity equal to or exceeding an aggregate of 500 pounds, 55 gallons, or 200 cubic feet per month?

          Yes            No
              -----         -----


                                  EXHIBIT "H"

     8.2 Has your company prepared a hazardous materials management plan pursuant to any applicable requirements of a local fire department or governmental agency

          Yes            No
              -----         -----

          If so, attach a copy of the business plan.

     8.3 Has your company adopted any voluntary environmental, health or safety program?

          Yes            No
              -----         -----

          If so, attach a copy of the program.

9.   ENFORCEMENT ACTIONS, COMPLAINTS

     9.1 Has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees?

          Yes            No
              -----         -----

          If so, describe the actions and any continuing compliance obligations imposed as a result of these actions.


          --------------------------------------------------------------------

     9.2 Has your company ever received requests for information, notice or demand letters, or any other inquiries regarding its operations?

          Yes            No
              -----         -----

     9.3 Have there ever been, or are there now pending, any lawsuits against the company regarding any environmental or health and safety concerns?

          Yes            No
              -----         -----

     9.4 Has an environmental audit ever been conducted at your company's current facility?

          Yes            No
              -----         -----

          If so, identify who conducted the audit and when it was conducted.


          --------------------------------------------------------------------


          --------------------------------------------------------------------



---------------------------------------
Company

By:
    -----------------------------------

Title:
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Date:
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                                  EXHIBIT "H"
                                    Page 4